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                                                                    EXHIBIT 99.1


                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

                                              )
In re                                         )      Chapter 11
                                              )
METROCALL, INC., et al.,(1)                   )      Case No. 02-11579 (RB)
                                              )      (Jointly Administered)
                             Debtors.         )
                                              )


           MOTION FOR ORDER (1) SCHEDULING HEARING ON CONFIRMATION OF
            JOINT PLAN OF REORGANIZATION; (2) ESTABLISHING OBJECTION
        DEADLINES AND PROCEDURES; (3) APPROVING FORMS OF NOTICE, BALLOTS
                 AND SOLICITATION PROCEDURES AND RELATED RELIEF

                Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P., each as a debtor and debtor-in-possession (collectively, the "Debtors"), by and through their counsel, Schulte Roth & Zabel LLP and Pachulski, Stang, Ziehl, Young & Jones P.C., hereby move this Court for the entry of an order (1) scheduling a hearing on Confirmation of the Debtors' first amended joint plan of reorganization (the "Plan") filed on June 17, 2002 subject to approval of the Debtors' first amended disclosure statement (the "Disclosure Statement"), also filed on June 17, 2002, (2) establishing August 29, 2002 as the deadline for filing objections (the "Objection Deadline"), and procedures for objections and/or proposed modifications (the "Objection Procedures") to the Plan and the assumption and assignment by the Debtors of executory contracts and unexpired leases thereunder and (3) approving the form and manner of notice and solicitation procedures

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(1)     The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P.

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related thereto, including (i) establishing a voting deadline of August 29, 2002
(the "Voting Deadline") for votes to accept or reject the Plan, (ii) approving the form of ballot to be issued by the Bankruptcy Management Corp. ("BMC"), the Debtors' Notice and Information Agent to solicit votes for the Plan and (iii) approving and authorizing service a plan summary (the "Plan Summary") in lieu of distribution of the entire Plan to Metrocall's subscribers, holders of unimpaired claims and holders of impaired, non-voting claims and interests (collectively, the "Motion"). In support of the Motion, the Debtors respectfully state as follows.

                                  JURISDICTION

                1. This Court has jurisdiction over this matter under 28 U.S.C. Sections 157 and 1334. Venue is proper under 28 U.S.C. Sections 1408 and 1409. This is a core proceeding as defined in 28 U.S.C. Section 157(b)(2).

                2. The statutory predicates for relief are sections 1125, 1128 and 105 of the Bankruptcy Code and rules 2002, 3017, 3020(b)(1) and 9006 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

                                   BACKGROUND

                3. On June 3, 2002 (the "Petition Date"), the Debtors filed with this Court voluntary petitions for relief under chapter 11 of the Bankruptcy Code. The Debtors continue to operate their businesses and manage their affairs as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

                4. On June 3, 2002, 2002 contemporaneous with the Debtors' various "first-day" motions, the Debtors' also filed their proposed disclosure statement and joint plan of


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reorganization with the Court. On June 17, 2002, the Debtors filed their first amendment to the disclosure statement and joint plan. Upon the Debtors' request the Court has scheduled July 18, 2002 as the date to consider the approval of the Disclosure Statement as containing adequate information to warrant solicitation of the Plan.

                5. No trustee, examiner or committee has been appointed in any of the Debtors' chapter 11 cases (the "Cases").

                6. On June 17, 2002 an official committee of unsecured creditors (the "Committee") was appointed in the Debtors' Cases and the Committee subsequently retained the law firm of Wachtell Lipton Rosen and Katz as its counsel.

                              METROCALL'S BUSINESS

                7. Metrocall, Inc. is a publicly-held Delaware corporation which, together with five (5) wholly-owned subsidiary Debtors are leading providers of local, regional and national paging and other wireless messaging and related services to businesses, individuals and governmental entities. Metrocall provides (via devices purchased from Motorola, Inc. and other manufacturers) one way messaging services using its narrowband nationwide network based on its ownership of licenses from the Federal Communication Commission ("FCC"). Advanced messaging services (or two-way paging using devices purchased from Motorola) are provided nationwide via contractual arrangements for the use of Metrocall's nationwide narrowband personal communication frequency on Weblink Wireless, Inc.'s ("Weblink") transmission network.(2) Metrocall also distributes digital broadband and PCS phones and related products

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(2)     Metrocall also has a reseller agreement with Motient which effectively provides Metrocall access to their network as an alternate, a non-Reflex network, and additional form of two-way messaging capability.


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through distribution and dealer/reseller agreements primarily through AT&T
Wireless and Nextel.

                8. Since "going public" in 1993, Metrocall's subscriber base has increased from less than 250,000 customers to a peak of 6.3 million in June, 2001. As of March 31, 2002 Metrocall was the second largest messaging company in the U.S. having approximately 4,700,000 one-way subscribers and 232,000 two-way subscribers. This rapid growth of Metrocall's customer base has been the result of internal growth (utilizing Metrocall's extensive sales force) and multiple paging industry mergers and acquisitions.

                9. Metrocall's customer growth has been financed in large part by proceeds from its secured credit facility pursuant to a certain Fifth Amended and Restated Loan Agreement dated March 17, 2000, as amended, (the "Senior Credit Facility") ($133 million of principal of which is now outstanding), the issuance and/or assumption of publicly-issued unsecured notes (collectively, the "Unsecured Notes") (approximately $627 million of principal in the aggregate of which is now outstanding) and the issuance of additional equity securities.

                10. As a result of increased and intense competition from both within the paging industry and from other providers of wireless services, including cellular phones, digital broadband PCS and other new multi-featured devices and networks, beginning in 2000, Metrocall's revenues began to decrease as the demand for paging services slowed.(3) In addition, the revenue decline placed significant pressure on Metrocall's ability to generate the funds needed to maintain its both operations and service all of its debt. Accordingly, on March 15,

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(3)     Metrocall's net revenues declined by $47 million in 2000 to $524 million as compared to revenues for 1999 of $571 million. Metrocall's net revenues declined again by $47 million in 2001 to $477 million.

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2001 Metrocall announced that it would suspend payment of interest due on the
Unsecured Notes in order to maintain sufficient cash to continue operations while it began to formulate a restructuring proposal to preserve value for its stakeholders.

                11. As a result of Metrocall's default under its Unsecured Notes and other covenant defaults, the Senior Credit Facility(4) was terminated on April 10, 2001. Notwithstanding Metrocall's defaults under its Unsecured Notes and the Senior Credit Facility, the secured lenders that are party to the Senior Credit Facility (the "Senior Lenders") and the holders of the Unsecured Notes (the "Noteholders") have deferred exercise of their respective remedies. Indeed, the Senior Lenders and an ad hoc committee comprised of Noteholders controlling more than 66% of the outstanding principal amount of the Unsecured Notes (the "Noteholder Committee"), have engaged in extensive, arms-length negotiations since early April, 2001 resulting in the execution on May 23, 2002 of the Lock-Up Agreements (as defined below) to support and vote in favor of a plan of reorganization (the "Plan") which is described in the proposed disclosure statement (the "Disclosure Statement") filed concurrently with the commencement of these chapter 11 cases.

                12. As of the Petition Date, the aggregate principal amount outstanding under the Senior Credit Facility remained approximately $133 million and although Metrocall does not have access to further borrowings under the Credit Facility, Metrocall's cash flow (assuming

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(4)     As a result of the defaults, the Lenders have exercised their right to accrue default interest on the outstanding principal balance but have not, otherwise, demanded the payment of same. By a Third Amendment and Limited Waiver to Fifth Amended and Restated Loan Agreement, dated February 25, 2002, the Lenders waived the right to demand any such default interest accrued through the date of the amendment and increased the contract rate under the credit facility by 1%. Metrocall has continued to pay interest at the contract rate on a monthly basis as of the Petition Date.

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bankruptcy court approval of the Cash Collateral and Adequate Protection
Stipulation filed together with Metrocall's "first-day" papers) is presently sufficient to service interest payments on such senior secured debt, to continue unaffected service to customers, to satisfy its obligations to professionals, critical vendors and other entities as the Bankruptcy Code and the Bankruptcy Court may require and to make all payments due on or before the Effective Date as required by the proposed Plan. In addition, Metrocall has implemented a number of operating initiatives and has revised its business model in a manner intended to address its projected long term capital needs and to provide the feasibility for its Plan.

                         DEBTORS' RESTRUCTURING EFFORTS

                13. In an effort to address Metrocall's capital needs and as a result of ongoing consolidation in the paging industry and other competition, Metrocall, the Senior Lenders and the Noteholder Committee, during the past fifteen months, have considered various reorganization alternatives with the assistance of their outside advisors. These alternatives included consideration of (a) a strategic business combination with Weblink, currently also a chapter 11 debtor and a competitor of Metrocall that owns and operates the advanced messaging network utilized by Metrocall, (b) a cash and new securities acquisition proposal by another public telecommunications entity(5) and (c) various standalone models.

A. POTENTIAL MERGERS AND ACQUISITION

                14. On or about April 1, 2001, Metrocall entered into a Restructure and Section 303 Agreement (the "Agreement") with Weblink. The merger-type transaction with

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(5)     Metrocall is not at liberty to disclose the identity or the specific terms of such other transaction as it is bound to terms of non-disclosure agreements with such party.

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Weblink was conditioned upon, among other things, Weblink obtaining a DIP credit facility sufficient to meet Weblink's projected operating needs, the realization of certain projected synergies and Weblink maintaining its core business structure. On April 17, 2001, Weblink advised Metrocall that it would not obtain the necessary DIP facility commitments as required under the Agreement.

                15. On May 11, 2001, Metrocall elected to terminate the Agreement and advised Weblink, in writing, of the termination. Consequently, Metrocall and its advisors continued to evaluate the prospects of an internal restructuring, as well as, other potential alternatives. These efforts included Metrocall's development of a plan for a stand-alone restructuring that would be presented for consideration first to the restructuring subcommittee of Metrocall's board of directors, followed by the board of directors and ultimately to Metrocall's primary creditor constituencies, the Senior Lenders and the Noteholder Committee.

                16. On May 23, 2001, Weblink and certain of its affiliates filed petitions for relief with the United States Bankruptcy Court for the Northern District of Texas, Dallas Divisions, under Chapter 11 of the United States Bankruptcy Code. Weblink's chapter 11 case is significant for Metrocall because of Metrocall's reliance, in part, on Weblink's two-way messaging network through a series of strategic alliance agreements.

                17. Throughout 2001 and continuing in 2002, Metrocall has endeavored to preserve its relationship with Weblink to ensure continued access to Weblink's two-way network. On August 29, 2001, Metrocall entered into certain amendments of the Strategic Alliance and National Services Agreements (collectively, the "Amended Alliance Agreements") that it


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maintains with Weblink. These Amended Alliance Agreements are necessary to the continued support and operation of the Metrocall's advanced (two-way) messaging services and certain of its customers with traditional (one-way) messaging services. Under the Amended Alliance Agreements, Metrocall purchases from Weblink (for resale to Metrocall's customers) access and services for transmission of advanced (and a limited amount of traditional) messaging on Weblink's nationwide narrowband personal communications service network. These Amended Alliance Agreements enable Metrocall to continue to provide advanced messaging services to its customers.(6)

                18. On or about September 5, 2001, another interested party(7) approached Metrocall and expressed its interest in a possible acquisition. This expression of interest led to negotiations regarding a proposed transaction that would include Metrocall's reorganization under a chapter 11 filing. As a result of these negotiations and the rapid pace with which they developed, Metrocall tabled its efforts to further develop a stand-alone restructure plan.

                19. On October 9, 2001, Metrocall, together with the proposed acquirer, met with Metrocall's Senior Lenders and their representatives, as well as with the Noteholder

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(6)     Under the Amended Alliance Agreements, Metrocall is required, among other things, to prepay for estimated monthly usage fees pursuant to an amendment dated August 29, 2001. The Amended Alliance Agreements were further modified by amendment dated as of October 25, 2001 and by the order entered on January 18, 2002 by the United States Bankruptcy Court for the Northern District of Texas in Weblink's bankruptcy cases otherwise giving Weblink certain termination rights if Metrocall did not obtain a final order assuming the Amended Alliance Agreements, as amended, by April 30, 2002 in its Bankruptcy Cases. On April 30, 2002, Weblink filed a motion seeking bankruptcy court approval to further extend the April 30, 2002 date to the earlier of October 30, 2002 or a date which is 45 days after Metrocall's Petition Date. A hearing on Weblink's motion in its Chapter 11 case originally scheduled for June 14, 2002 as been adjourned until July 1, 2002. Metrocall, contemporaneously with its "first-day" motions, filed a motion seeking authorization to use cash collateral. Any such prepayments will be subject to the provisions of a final cash collateral order to be entered by this Court upon consideration of Metrocall's motion on July 8, 2002. In addition, Metrocall has requested that Weblink agree to certain additional amendments to the Agreements as a condition to Metrocall's assumption thereof.

(7) Metrocall is not at liberty to disclose the identity or the specific terms of such other transaction as it is bound to terms of non-disclosure agreements with such party.

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Committee to discuss a plan for reorganization of Metrocall based upon an acquisition by this third party. Metrocall's board of directors convened in mid-October, 2001 to consider the proposed transaction and approved same. As a result of that meeting, Metrocall and the prospective party issued definitive lock-up agreements and a proposal for a plan of reorganization for execution on November 5, 2001.

                20. Notwithstanding Metrocall's efforts to consummate the transaction with this entity and assurances from the chief executive officer of the prospective acquirer as to its board's desire to conclude such a transaction, Metrocall later learned, on or about November 18, 2001, that the prospective acquirer's board had not achieved consensus on the proposed transaction and that the entity had, in fact, elected not to proceed with Metrocall.

B. STAND-ALONE RESTRUCTURING

                21. Metrocall immediately notified its primary creditor constituencies, including the Senior Lenders and the Noteholder Committee of the terminated acquisition proposal. Metrocall consequently returned its focus to the development of a stand-alone restructuring. Immediately following this event, Metrocall with the assistance and guidance of its investment advisors and other professionals began to develop the basis for a stand-alone restructuring while continuing to consider and explore various other third party proposals.

                22. In late November 2001, before Metrocall was able to revise and finalize its business model that would form the basis for a stand-alone restructuring, reports began to spread among the major players in the wireless messaging industry that Motorola, Metrocall's sole supplier for two-way messaging devices, elected to discontinue its manufacture and/or support


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for paging and wireless messaging devices. These announcements were being made from senior management members of Motorola to its larger customers, including Metrocall.(8)

                23. Metrocall immediately scheduled meetings with Motorola representatives which took place on November 27 and 28, 2001 at which time Motorola verbally confirmed that its intent to discontinue manufacturing and/or supplying its one-way and two-way wireless messaging devices by early to mid 2002. (Motorola subsequently issued a related press release on December 3, 2001 confirming its intent to exit the industry.)

                24. Motorola advised Metrocall that it would continue to accept orders through February 2002, on a prepaid basis, and would make final deliveries of product on or about June 2002. At that time Metrocall projected that its current two-way inventory together with orders placed with Motorola through February would be sufficient to meet Metrocall's demands through June 2002 and that Metrocall would, thereafter, need to source paging and wireless messaging from an alternate supplier.(9) Presently alternative suppliers of two-way messaging devices are developing new products.(10)

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(8)     In May 2001, Glenayre, a provider of maintenance services and equipment for Metrocall's network, publicly announced that it expects to exit the wireless messaging segment and would look to sell its messaging division some time in mid to late 2002. At or about that time similar rumors began to surface regarding Motorola's continued support for its patented ReFlex platform on which its wireless messaging devices operate, although at that time these rumors were not confirmed by Motorola. Recently, Glenayre signed an agreement to continue such maintenance services to Metrocall for the next year and at Metrocall's discretion, an option to extend the maintenance contract for an additional one year term.

(9) Metrocall has since determined, based on declining growth rates for advanced subscribers and Metrocall's revised business model, that it will have sufficient quantities of two-way inventory to meet demands through 2002.

(10) The advanced paging networks of Metrocall, Arch Wireless and Weblink, among others, were developed using Motorola's patented ReFlex technology. Motorola has licensed both its one-way and two-way technology and patent rights to multiple offshore manufacturers. A current supply of one-way exists to fulfill its business plan. Two-way advanced messaging devices are being developed by multiple businesses and are expected to be available in the first quarter of 2003.

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                25. Metrocall's then existing stand-alone reorganization plan presumed, among other things, that Metrocall would have sufficient inventory to meet the demands of two-way subscribers. Consequently Metrocall advised its Senior Lenders that it could not support its projections absent a resolution of the two-way inventory supply concerns beyond 2002.

                26. On or about January 29, 2002, Metrocall entered into a final purchase agreement with Motorola pursuant to which Metrocall prepaid Motorola approximately $13.2 million from January 30, 2002 through February 28, 2002 for final orders of one-way and two-way devices to be delivered on or before May 30, 2002.

                27. On December 6, 2001, Metrocall's other primary competitor in the paging industry, Arch Wireless, Inc., filed for chapter 11 protection in the District of Massachusetts. The filing by Arch was significant as Arch is Metrocall's closest rival in the paging industry. The filing by Arch, together with the progression of the Weblink bankruptcy, revealed to Metrocall that among other things, the value of its competitors' businesses had been significantly impaired as a result of the downturns in the industry and their respective over-leveraged positions.

                28. Shortly after these events, Metrocall received and finalized numbers for its operating results in the fourth quarter of 2001. Upon review of its performance for the period, Metrocall determined that the downward trend in traditional paging subscribers had accelerated and exceeded previously anticipated declines for the quarter. Metrocall also determined that net subscriber add-ons (i.e., new subscriber accounts) for advanced messaging services were below the company's previously projected benchmarks. Upon further review, Metrocall determined


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that these trends were not unique to Metrocall but industry wide and that
Metrocall would need to adjust its projections and business model to address certain anticipated changes in the industry over the next several years.

                29. Metrocall in the absence of certainty with respect to a stable two-way supply source combined with intense competition from providers (including competition from alternative technologies such as broadband) determined that a revised business plan would be necessary to ensure the company's long term viability. Metrocall immediately conferred with its financial advisors and the restructuring subcommittee of the board to determine an appropriate course of action. Metrocall consequently determined that a corporate "right-sizing" would be implemented whereby certain operations would be consolidated and staffing levels reduced to service a projected core level of on-going traditional paging subscribers while de-emphasizing Metrocall's efforts to grow its advanced, two-way, messaging. Metrocall has determined the allocation of resources, which includes a considerable portion of Metrocall's operating expenses and significant capital expenditures, for advanced messaging was no longer warranted given industry trends, diminishing returns to Metrocall and increased competition from alternate technologies such as broadband and PCS providers.

                30. On March 15, 2002 Metrocall again met with its Senior Lenders and their representatives to put forth Metrocall's proposed terms for its "stand-alone" corporate restructuring and pre-arranged plan of reorganization. Immediately thereafter Metrocall made a similar presentation via teleconference to the Noteholder Committee and their representatives.


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                31. Following these presentations, Metrocall continued to work with both the Senior Lenders and Noteholder Committee to achieve consensus for Metrocall's proposed Plan and again met with representatives for its Senior Lenders and Noteholder Committee on April 23, 2002 and April 25, 2002. As a result of the continued negotiations and meetings, Metrocall issued a draft term sheet, including drafts of lock-up agreements, setting forth Metrocall's proposed terms and conditions for a consensual, pre-negotiated, "stand-alone" joint plan of reorganization.

                32. Metrocall's Senior Lenders and the Noteholder Committee each provided comments to Metrocall's draft term sheet and over the following several weeks Metrocall worked diligently with these parties to finalize the terms for a pre-negotiated plan. The culmination of these efforts was presented in a final form of Lock-Up Agreement and Plan Term Sheet (collectively, and as revised May 23, 2002, the "Lock-Up Agreement") submitted to the Senior Lenders and Noteholder Committee on May 14, 2002 for consideration. On May 23, 2002, after some final revisions, Metrocall received executed Lock-Up Agreements from eight of the nine Senior Lenders holding in excess of 89% of the claims under the Senior Credit Facility and each member of the Noteholder Committee on behalf of the holders of Unsecured Notes aggregating in excess of 66% of the total outstanding Noteholder claims. The Lock-up Agreements, among other things, provide for and require the Senior Lenders and the Noteholder Committee members to support and vote for the Plan proposal annexed thereto and to support the entry of the various orders requested by the "First Day Motions" filed concurrently herewith.


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                                RELIEF REQUESTED

                33. The Debtors' request that the Court enter an order (A) approving the Debtors' Disclosure Statement as having adequate information sufficient to enable all impaired and voting creditors to make an informed judgment about the Debtors' Plan and (B)(i) scheduling a hearing for confirmation of the Debtors' Plan, (ii) scheduling a hearing on confirmation of the Plan (the "Confirmation Hearing"), (iii) establishing an Objection Deadline and Objection Procedures with respect to same, as well as an deadline for any objections to the assumption and assignment by the Debtors of those executory contracts and unexpired leases pursuant to the Plan, (iv) approving the form and manner of notice thereof, including the form of Plan Summary to be provided to Metrocall's customers in lieu of the Plan (the "Confirmation Hearing Notice"),
(v) approving the form of ballots for soliciting votes for the Plan and (vi) establishing a deadline for voting to accept or reject the Plan prior to the Confirmation Hearing (collectively, the "Order").

                (A) DISCLOSURE STATEMENT

                34. The Debtors have requested that the Court approve the Disclosure Statement as providing "adequate information" within the meaning of section 1125(a)(1) and 1125 (b) of the Bankruptcy Code.

                35. Section 1125 (a)(1) provides that:


                "adequate information" means information of a kind, and in sufficient detail, as far as is reasonably practical in light of the nature and history of the debtor and the condition of the debtor's books and records, that would enable a hypothetical reasonable investor typical of holders of claims or interests of the relevant class to make an informed judgment about the plan, but adequate information need not include such information about any other possible or proposed plan . . .


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11 U.S.C. Section 1125(a)(1).

                36. Section 1125(b) provides that:


                [a]n acceptance or rejection of a plan may not be solicited after the commencement of the case under [title 11] from a holder of a claim or interest with respect to such claim or interest, unless, at the time of or before such solicitation, there is transmitted to such holder the plan or a summary of the plan, and a written disclosure statement approved, after notice and a hearing, by the court as containing adequate information.

11 U.S.C. Section 1125(b).

                37. The Debtors believe that the Disclosure Statement contains "adequate information" and is sufficient to enable all impaired and voting creditors to make an informed judgment about the Debtors' Plan. The Debtors, with the assistance and guidance of their financial and legal advisors, have devoted substantial time and effort in drafting the Disclosure Statement to ensure that it satisfies the requirements of section 1125 of the Bankruptcy Code. The Disclosure Statement, in large part, incorporates, either directly or by reference, information contained in the Debtors' public filings with the SEC. The Debtors, therefore, submit that the Disclosure Statement complies with section 1125 and requests that this Court, upon conclusion of the Disclosure Statement Hearing on July 18, 2002, enter the Order, approving the Disclosure Statement as containing "adequate information" in compliance with section 1125 of the Bankruptcy Code.


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                B.(i) SCHEDULING OF CONFIRMATION HEARING

                38. The Debtors also request that the Court set September 12, 2002 as the date for the Confirmation Hearing in accordance with the provisions of section 1128(a) of the Bankruptcy Code and Bankruptcy Rules 2002(b) and 3017(c) in the Disclosure Statement and Plan Scheduling Order.

                39. Section 1128(a) of the Bankruptcy Code provides that "[a]fter notice, the court shall hold a hearing on confirmation of a plan," and Bankruptcy Rule 3017(c) provides that "[o]n or before approval of the disclosure statement, the court may fix a date for the hearing on confirmation" of a plan. Additionally, Bankruptcy Rule 2002(b) requires twenty-eight (28) days' notice of any hearing to consider confirmation of a plan of reorganization. Pursuant to Bankruptcy Rule 9006(f), this notice period must be increased by three days to effect service by mail.

                40. The Debtors request that the Court set, September 12, 2002 as the date for the commencement of the Confirmation Hearing as it will provide sufficient time for notice and solicitation affording at least forty-five (45) days from the Order approving the Disclosure Statement. The Debtors also request that the Court order that the Confirmation Hearing may be adjourned from time to time by announcing such adjournment in open court or otherwise, all without further notice to parties in interest.

                41. Providing for such a schedule will permit the Debtors to maintain their timetable for an expedited and efficient reorganization and will help to prevent unwarranted delays in these bankruptcy cases.


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                B.(ii) FORM AND MANNER OF NOTICE OF CONFIRMATION HEARING

                42. Within five (5) business days of the entry of the order approving the Disclosure Statement, pursuant to Bankruptcy Rules 2002 and 3020(b), the Debtors propose to mail or cause to be mailed a copy of the Confirmation Hearing Notice, together with a copy of the Plan and respective ballot, where appropriate, by first class United States Mail, not less than twenty-five (25) days before the Confirmation Hearing, substantially in the form annexed hereto as Exhibit A to the Notice Parties, other than Metrocall's subscribers, holders of unimpaired claims and holders of impaired, non-voting, claims and interests which shall receive the notice and Plan Summary annexed hereto as Exhibit B.(11)

                43. The Debtors have approximately 4.8 million subscribers many of which pay for services in advance on a monthly basis and, as such, as of the commencement of the Debtors' Chapter 11 Cases may have held claims against the Debtors' estates as of the petition date. Furthermore, the Debtors' propose to assume and assign all of their customer contracts to the reorganized and consolidated operating entity pursuant to the Plan. While the Debtors' believe that it is appropriate to give each of their customers notice of the Plan and the proposed Confirmation Hearing, the Debtors' believe that it would be unduly burdensome for the Debtors' estates to provide each of their customers with a full copy of the Plan. The Debtors do not believe that the cost for providing a full copy of the Plan to each of their customers would be

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(11)    On June 4, 2002 and upon the Debtors' first day motion seeking to establish the form and manner of notice to its customers, this Court entered an Order approving the form and manner of notice to the Debtors' customers regarding the relief sought herein, including the objection procedures and deadlines for assumption and assignment of customer contracts pursuant to the Plan. The Debtors do not intend to amend those procedures or form of notice, annexed hereto as Exhibit B, but simply conform same to comply with the dates presented in this Motion and to

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warranted under the circumstances, particularly since many of customers would not, in any event, hold individual claims in excess of $50.00. The Debtors, therefore propose serving the Plan Summary together with the approved form of alternate notice each as annexed hereto as Exhibit B, to each of their current subscribers, all unimpaired classes of creditors and those, non-voting, impaired creditors and holders of equity interests deemed to have rejected the Plan, in lieu of the complete Plan and Disclosure Statement. The Debtors believe that the summary contains sufficient information for each subscriber to determine whether it is warranted to vote any claim that may have either in favor or against the Plan. Furthermore, the Debtors shall promptly and at their own expense, provide a full copy of the Plan and Disclosure Statement to any subscriber that requests copies of same and to any other party making such a request in accordance with Rule 3017(d) of the Federal Rules of Bankruptcy Procedure.

                44. The Debtors shall also cause the Confirmation Hearing Notice to be published in accordance with the time frames established by this Court, in each of the following national publications: The Wall Street Journal, National Edition and The New York Times, National Edition.

                B.(iii)ESTABLISHING CONFIRMATION OBJECTION DEADLINE AND PLAN
                       OBJECTION PROCEDURES


                45. The Debtors further request that this Court fix August 29, 2002 (the "Objection Deadline"), as the deadline and procedures for filing objections to the confirmation of the Plan and executory contracts and unexpired leases to be assumed and assigned thereunder, such that objections, if any, will be filed no later than fifteen (15) days before the confirmation hearing date.

----------
ratify approval of such notice to include the provision of the Plan Supplement as presented herein, in connection with the further relief sought herein.

                46. In addition, the Debtors' Plan contemplates that certain of the Debtors' executory contracts and unexpired leases, in addition to its customer contracts, shall be assumed and assigned to the Debtor's reorganized and consolidated operating subsidiary, reorganized McCaw RCC Communications, Inc., upon confirmation of the Plan. This notice shall serve to notify those parties to executory contracts or unexpired leases to be assumed and assigned pursuant to the Debtors' Plan, in addition to subscribers and other parties receiving the alternative notice annexed hereto as Exhibit B, as identified by the Debtors in the Plan Supplement filed in connection with the Plan. To the extent that any such party objects to the assumption and assignment of their respective executory contract or unexpired lease, they shall file such objections by the Objection deadline in accordance with the requirements for such objections as set forth below.

                47. Any objections shall be in (i) writing, (ii) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court, (iii) set forth the name(s) of the objecting parties, the nature and amount of any claim or interest alleged by such claimant against the Debtors' estates or properties, (iv) state with particularity the provisions of the Plan that are the subject of the objection, the legal and factual basis for such objection, (v) be filed with the clerk of United States Bankruptcy Court for the District of Delaware, 5th Floor, 824 Market Street, Wilmington, Delaware 19801 with a copy thereof served, by hand or by overnight delivery service, upon (a) Metrocall, Inc., 6677 Richmond Highway, Alexandria, Virginia 22306, Attn: Vince
D. Kelly, Chief Financial Officer, (b) counsel to the Debtors, Schulte Roth & Zabel, LLP, 919 Third Avenue, New York, New York 10022, Attn: Jeffrey S. Sabin,
(c) counsel to the Debtors, Pachulski Stang Ziehl Young & Jones, P.C., 919 North Market Street, 16th Floor, Wilmington, Delaware, 19899-8705, Attn: Laura Davis Jones, (d) Mayer Brown Rowe & Maw, counsel for the senior secured lenders, 1675 Broadway, New York, New York 10019,
Attn: Ken Noble and Mayer Brown Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603-3441, Attn. Robert J. Stoll and also to Klehr, Harrison, Harvey, Branzburg, & Ellers, LLP, 919 N. Market Street, Suite 1000, Wilmington, Delaware, 19801, Attn. Steven Kortanek, (e) Wachtell Lipton Rosen & Katz, counsel to the Committee, 51 West 52nd Street, New York, New York 10019, Attn:
Richard Mason and Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899-0551 Attn. Mark D. Collins, Esq. and (f) the Office of the United States Trustee, 844 King Street, Suite 2313, Wilmington, Delaware 19801, Attn. Joseph J. McMahon, Jr. The Debtors further request that any objection not filed and served as set forth above be deemed waived and not considered by this Court.

                B.(iv) VOTING DEADLINE

                48. The Debtors request that the Court set August 29, 2002 as the voting deadline (the "Voting Deadline") in the Order, as the date by which all votes on the Plan must be submitted and received.

                49. The Debtors further request that the following procedures be implemented with respect to tabulating votes:

                I. For purposes of voting, the amount of a Claim used to tabulate acceptance or rejection of the Plan will be either:

                        (a) the Claim amount listed in the Debtors' schedules of liabilities (as amended, the "Schedules") provided that such Claim is not scheduled as contingent, disputed or unliquidated and that no proof of claim has been timely filed with respect to such claim (or otherwise deemed timely filed by the Court under applicable law); or

                        (b) the non-contingent, liquidated amount specified in a proof of claim timely filed with the Court (or otherwise deemed timely filed by the Court under applicable law) to the extent that the proof of claim is not subject to an objection; or

                        (c) if a proof of claim is subject to an objection, the amount (if any) temporarily allowed by the Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after notice and a hearing prior to the Voting Deadline (see temporary allowance procedures described below); or

                        (d) if a proof of claim in a contingent, unliquidated or unknown amount was timely filed with the Court (or otherwise deemed timely filed by the Court under applicable law) and is not the subject of an objection, the amount of such Claim will not count toward satisfying the aggregate dollar amount provisions of section 1126(c) of the Bankruptcy Code (and will be treated as zero), but the Ballot cast by the holder of such Claim will count for satisfying the numerosity requirement of section 1126(c).

                II. Holders of Claims listed in the Debtors' Schedules as contingent, disputed, or unliquidated or not listed in the Schedules and for which no proof of claim has been timely filed (or otherwise deemed timely filed by the Court under applicable law) will not be treated as a creditor with respect to such Claims for the purposes of voting on the Plan, and any Ballot cast by such holders with respect to such Claims will not be used to tabulate acceptance or rejection of the Plan.

                III. The record date for voting purposes shall be set as June 10, 2002 at 5:00 p.m., Eastern Standard Time (the "Voting Record Date"). Creditors who are not holders of Claims or securities of record on the Voting Record Date (including without limitation, transferees acquiring such Claims or securities of record after the Voting Record Date) shall not be entitled to vote to accept or reject the Plan.

                IV. Any creditor whose Claim is the subject of an objection and who wishes to file a motion pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure for temporary allowance of such Claim for the purposes of voting to accept or reject the Plan (a "Temporary Allowance Motion") must file such Temporary Allowance Motion with the Court and serve it upon the parties specified in the paragraph regarding Objection Procedures above on or before August 9, 2002 (or such later date as the Court, for cause, may order with respect to any particular creditor upon request made prior to such date). Any creditor who does not file a Temporary Allowance Motion will not be entitled to vote with respect to such Claim, and any Ballot cast in respect of such Claim will not be used to tabulate acceptance or rejection of the Plan

                V. Any votes received after the Voting Deadline will not be counted in determining whether the Plan has been accepted or rejected.

                VI. Ballots transmitted by facsimile shall not be accepted and will not be counted in determining whether the Plan has been accepted or rejected.

                VII Any executed Ballot received that does not indicate an acceptance or rejection of the Plan will not be counted in determining whether the Plan has been accepted or rejected.

                VIII Any Ballot that is not executed shall be deemed null and void and will not be counted in determining whether the Plan has been accepted or rejected

                IX. Any executed Ballot received in which both the acceptance and rejection boxes are checked will not be counted in determining whether the Plan has been accepted or rejected.

                B.(v) APPROVAL OF BALLOTS

                50. As a part of the Debtors' solicitation of votes on the Plan as set forth above, BMC must provide ballots to all holders of impaired claims against, and interests in, the respective Debtors' estates that are entitled to vote. The Debtors request that the Court approve the form of these ballots attached hereto as Exhibit D.

                                     NOTICE

                51. Notice of this Motion has been given to (a) the Office of the United States Trustee, (b) counsel to the Committee, (c) counsel to the Senior Lenders, and (d) all parties that have requested notice pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure. The Debtors submit that, in light of the nature of the relief requested, no other or further notice need be given.

                WHEREFORE, the Debtors respectfully request entry of an Order, substantially in the form attached hereto, scheduling the Confirmation Hearing, approving the form and manner of notice, approving the Objection Deadlines, Objection Procedures, Voting Deadlines, forms of ballots and, granting such other and further relief as is just and proper.

Dated:   June 28, 2002

                                 SCHULTE ROTH & ZABEL LLP
                                 Jeffrey S. Sabin
                                 919 Third Avenue
                                 New York, New York 10022
                                 Telephone: (212) 756-2000
                                 Facsimile: (212) 593-5955

                                    and

                                 PACHULSKI, STANG, ZIEHL, YOUNG & JONES P.C.

                                 /s/ Laura Davis Jones
                                 -----------------------------------------------
                                 Laura Davis Jones (Bar No. 2436)
                                 919 North Market Street, 16th Floor
                                 P.O. Box 8705
                                 Wilmington, Delaware 19899-8705 (Courier 19801)
                                 Telephone: (302) 652-4100
                                 Facsimile: (302) 652-4400

                                 Attorneys for the Debtors and
                                 Debtors in Possession

                                    EXHIBIT A
                          (CONFIRMATION HEARING NOTICE)

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

                                                 )
In re                                            )      Chapter 11
                                                 )
METROCALL, INC., et al.,(1)                      )      Case No. 02-15579 (RB)
                                                 )      (Jointly Administered)
                             Debtors.            )
                                                 )

                    NOTICE OF (a) HEARING ON CONFIRMATION OF
                    PLAN AND (b) DEADLINES AND PROCEDURES FOR
                    FILING OBJECTIONS TO CONFIRMATION OF PLAN

TO ALL CREDITORS, EQUITY SECURITY HOLDERS, AND OTHER PARTIES IN INTEREST:

                PLEASE TAKE NOTICE that Metrocall, Inc. ("Metrocall") and its wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P., each as a debtor and debtor-in-possession (collectively, the "Debtors"), are seeking confirmation of their proposed first amended plan of reorganization, dated June 17, 2002 ("Plan");

                PLEASE TAKE FURTHER NOTICE that on July __, 2002, the United States Bankruptcy Court for the District of Delaware ("Court") entered an order
(a) approving the Debtors' first amended disclosure statement, dated June 17, 2002 ("Disclosure Statement"), as containing adequate information and information appropriate in amount, detail, and kind under 11 U.S.C. Section 1125, and authorized the Debtors to solicit acceptances of their Plan. The Disclosure Statement provides information to assist creditors and parties in interest to make an informed judgment about the Plan. Approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

                PLEASE TAKE FURTHER NOTICE that the terms of the Plan, if confirmed by the Court, will be binding on all holders of claims against the Debtors and on all holders of equity security interests in the Debtors whether or not such parties have accepted the Plan. Creditors and other parties in interest should read the Disclosure Statement and the Plan carefully and in their entirety.

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P.

                PLEASE TAKE FURTHER NOTICE that holders of (A) Metrocall Senior Lender Claims, (B) Metrocall, Inc. GECC Secured Claims, (C) Metrocall General Unsecured Claims, (D) Metrocall Convenience Unsecured Claims and (E) Metrocall Intercompany Claims, (each as defined in the Plan), are IMPAIRED under the Plan and entitled to vote to accept or reject the Plan.

                PLEASE TAKE FURTHER NOTICE that upon the Debtors' motion, dated June 28, 2002 ("Scheduling Motion"), the Court entered an order dated July __, 2002 ("Scheduling Order"), providing, among other things, that:

                         HEARING ON CONFIRMATION OF PLAN

                The hearing to consider confirmation of the Plan ("Confirmation Hearing") will commence on September 12, 2002 at 1:30 p.m. Eastern Standard Time before the Honorable Ronald Barliant, United States Bankruptcy Judge, the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801. The Confirmation Hearing may be adjourned from time to time by announcing such adjournment in open court or otherwise, all without further notice to parties in interest.

                 DEADLINES AND PROCEDURES FOR FILING OBJECTIONS
          TO CONFIRMATION OF THE PLAN AND ASSUMPTION AND ASSIGNMENT OF
              EXECUTORY CONTRACTS AND UNEXPIRED LEASES THEREUNDER

                August 29, 2002 at 5:00 p.m. Eastern Standard Time is fixed as the last date and time for filing and serving objections to (a) confirmation of the Plan and (b) the assumption and assignment of any executory contracts or unexpired leases pursuant to the Plan.

                For Court consideration, objections (if any) to (a) confirmation of the Plan and (b) the assumption and assignment of executory contracts and unexpired leases pursuant to the Plan must be (i) in writing, (ii) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court, (iii) set forth the name(s) of the objecting parties, the nature and amount of any claim or interest alleged by such claimant against the Debtors' estates or properties, (iv) state with particularity the provisions of the Plan that are the subject of the objection, the legal and factual basis for such objection, (v) be filed with the clerk of United States Bankruptcy Court for the District of Delaware, 5th Floor, 824 Market Street, Wilmington, Delaware 19801 with a hard copy delivered to the chambers of the Honorable Ronald Barliant and served by personal service or by overnight delivery, so as to be RECEIVED no later than August 29, 2002 at 5:00 p.m. Eastern Standard Time by: (a) Metrocall, Inc., 6677 Richmond Highway, Alexandria, Virginia 22306, Attn: Vince D. Kelly, Chief Financial Officer, (b) counsel to the Debtors, Schulte Roth & Zabel, LLP, 919 Third Avenue, New York, New York 10022, Attn: Jeffrey S. Sabin, (c) counsel to the Debtors, Pachulski Stang Ziehl Young & Jones, P.C., 919 North Market Street, 16th Floor, Wilmington, Delaware, 19899-8705, Attn: Laura Davis Jones,
(d) Mayer Brown Rowe & Maw, counsel for the senior secured lenders, 1675 Broadway, New York, New York 10019, Attn: Ken Noble and Mayer Brown Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603-3441, Attn. Robert J. Stoll and also to Klehr, Harrison, Harvey, Branzburg, & Ellers, LLP, 919 N. Market Street, Suite 1000, Wilmington, Delaware, 19801, Attn. Steven Kortanek, (e) Wachtell Lipton Rosen & Katz, counsel to the Committee, 51

West 52nd Street, New York, New York 10019, Attn: Richard Mason and Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899-0551 Attn. Mark D. Collins, Esq. and (f) the Office of the United States Trustee, 844 King Street, Suite 2313, Wilmington, Delaware 19801, Attn. Joseph
J. McMahon, Jr.

                OBJECTIONS OR MODIFICATIONS NOT TIMELY FILED AND SERVED IN THE MANNER SET FORTH ABOVE MAY NOT BE CONSIDERED AND MAY BE OVERRULED. YOUR AGREEMENT WITH ANY OF THE ABOVE-CAPTIONED DEBTORS SHALL AUTOMATICALLY BE ASSIGNED TO REORGANIZED MCCAW RCC COMMUNICATIONS INC. PURSUANT TO THE PLAN IF YOU DO NOT FILE AN OBJECTION TO SAME WITHIN THE DEADLINE SET FORTH ABOVE.

                                 VOTING DEADLINE

                The Bankruptcy Court has ordered that all Ballots accepting or rejecting the Plan must be received by mail By Bankruptcy Management Corp., Solicitation Agent for Metrocall, Inc. et al, PO Box 1033, El Segundo, CA 90245-1033 or by hand delivery, addressed to BMC -Solicitation Agent for Metrocall, Inc., et al, 1330 E. Franklin Avenue, El Segundo, CA 90245 on or before AUGUST 29, 2002 AT 5:00 P.M., EASTERN STANDARD TIME (the "Voting Deadline"). Ballots will be counted only if they are cast by a creditor entitled to vote under the Plan on or before the Voting Deadline.

                                VOTING TABULATION

                The Bankruptcy Court has ordered that for purposes of voting, the amount of a Claim used to tabulate acceptance or rejection of the Plan will be either:

                (a) the Claim amount listed in the Debtors' schedules of liabilities (as amended, the "Schedules") provided that such Claim is not scheduled as contingent, disputed or unliquidated and that no proof of claim has been timely filed with respect to such claim (or otherwise deemed timely filed by the Bankruptcy Court under applicable law); or

                (b) the non-contingent, liquidated amount specified in a proof of claim timely filed with the Bankruptcy Court (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) to the extent that the proof of claim is not subject to an objection; or

                (c) if a proof of claim is subject to an objection, the amount (if any) temporarily allowed by the Bankruptcy Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after notice and a hearing prior to the Voting Deadline (see temporary allowance procedures described below); or

                (d) if a proof of claim in a contingent, unliquidated or unknown amount was timely filed with the Bankruptcy Court (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) and is not the subject of an objection, the amount of such Claim will not count toward satisfying the aggregate dollar amount provisions of section 1126(c) of the

Bankruptcy Code (and will be treated as zero), but the Ballot cast by the holder of such Claim will count for satisfying the numerosity requirement of section 1126(c).

                The Bankruptcy Court has further ordered that the holders of Claims listed in the Debtors' Schedules as contingent, disputed, or unliquidated or not listed in the Schedules and for which no proof of claim has been timely filed (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) will not be treated as a creditor with respect to such Claims for the purposes of voting on the Plan, and any Ballot cast by such holders with respect to such Claims will not be used to tabulate acceptance or rejection of the Plan.

                The Bankruptcy Court has ordered that June 10, 2002 at 5:00 p.m., Eastern Standard Time (the "voting Record Date") shall be the record date for voting purposes. Creditors who are not holders of Claims or securities of record on the Voting Record Date (including without limitation, transferees acquiring such Claims or securities of record after the Voting Record Date) shall not be entitled to vote to accept or reject the Plan.

                The Bankruptcy Court has ordered that any creditor whose Claim is the subject of an objection and who wishes to file a motion pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure for temporary allowance of such Claim for the purposes of voting to accept or reject the Plan (a "Temporary Allowance Motion") must file such Temporary Allowance Motion with the Court and serve it upon the parties specified in the paragraph regarding Objection Procedures above on or before August 9,2002 (or such later date as the Bankruptcy Court, for cause, may order with respect to any particular creditor upon request made prior to such date). Any creditor who does not file a Temporary Allowance Motion will not be entitled to vote with respect to such Claim, and any Ballot cast in respect of such Claim will not be used to tabulate acceptance or rejection of the Plan.

                         COPIES AND REVIEW OF DOCUMENTS

PLEASE TAKE FURTHER NOTICE that copies of the Disclosure Statement and Plan have been included with this notice. Any party in interest wishing to obtain a free copy of the Disclosure Statements, the Plan, any exhibits to those documents, the Scheduling Motion, or the Scheduling Order may access the Bankruptcy Court's Internet site at: http://www.deb.uscourts.gov or BMC's internet site at: http://www.bmccorp.net/metrocall. Alternatively, any party may request such copies, at its own expense unless otherwise specifically required by Bankruptcy Rule 3017(d), by mail by contacting Bankruptcy Management Corp., Solicitation Agent for Metrocall, Inc. et al, PO Box 1033, El Segundo, CA 90245-1033 or by hand delivery, addressed to BMC - Solicitation Agent for Metrocall, Inc., et al, 1330 E. Franklin Avenue, El Segundo, CA 90245. All documents that are filed with the Court can also be reviewed during regular business hours (from 9:00 a.m. to 4:00 p.m. weekdays, except legal holidays) at the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801.

                                    EXHIBIT B
    (CONFIRMATION HEARING NOTICE & PLAN SUPPLEMENT FOR METROCALL SUBSCRIBERS, UNIMPAIRED CREDITORS AND IMPAIRED CREDITORS OR EQUITY INTEREST DEEMED TO
                                REJECT THE PLAN)
                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE


In re:                                       )      Chapter 11
                                             )
METROCALL, INC., et al.,(1)                  )      Case No. 02-11579
                                             )      (Jointly Administered)
                             Debtors.        )


                  NOTICE OF (a) HEARING ON CONFIRMATION OF PLAN
                   AND (b) DEADLINES AND PROCEDURES FOR FILING
                       OBJECTIONS TO CONFIRMATION OF PLAN

TO ALL SUBSCRIBERS:

        PLEASE TAKE NOTICE that Metrocall, Inc. and its wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P., each as a debtor and debtor-in-possession (collectively, "Metrocall" or the "Debtors"), are seeking confirmation of their proposed plan of reorganization, filed on June 3, 2002 ("Plan");

                PLEASE TAKE FURTHER NOTICE that on July __, 2002, the United States Bankruptcy Court for the District of Delaware ("Court") entered an order
(a) approving the Debtors' first amended disclosure statement, dated June 17, 2002 ("Disclosure Statement"), as containing adequate information and information appropriate in amount, detail, and kind under 11 U.S.C. Section 1125, and authorized the Debtors to solicit acceptances of their Plan. The Disclosure Statement provides information to assist creditors and parties in interest to make an informed judgment about the Plan. Approval of the Disclosure Statement does not indicate approval of the Plan by the Bankruptcy Court.

                PLEASE TAKE FURTHER NOTICE that the terms of the Plan, if confirmed by the Court, will be binding on all holders of claims against the Debtors and on all holders of equity security interests in the Debtors whether or not such parties have accepted the Plan. Creditors and other parties in interest should read the Disclosure Statement and the Plan carefully and in their entirety.

        PLEASE TAKE FURTHER NOTICE that your agreement with any of the above-captioned Debtors shall be assumed and assigned to reorganized McCaw RCC Communications, Inc. under the Plan.

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P.

        PLEASE TAKE FURTHER NOTICE that upon the Debtors' motion, dated June 28, 2002 ("Scheduling Motion"), the Court entered an order dated July __, 2002 ("Scheduling Order"), providing, among other things, that:

                        HEARING ON CONFIRMATION OF PLAN.

        The hearing to consider confirmation of the Plan ("Confirmation Hearing") will commence on September 12, 2002 at 1:30 p.m. Eastern Standard Time before the Honorable Ronald Barliant, United States Bankruptcy Judge, the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware 19801. The Confirmation Hearing may be adjourned from time to time by announcing such adjournment in open court or otherwise, all without further notice to parties in interest.

              DEADLINES AND PROCEDURES FOR FILING OBJECTIONS TO (A)
          CONFIRMATION OF THE PLAN AND (B) ASSUMPTION AND ASSIGNMENT OF
                                   CONTRACTS.

                1. August 29, 2002 at 5:00 p.m. Eastern Standard Time is fixed as the last date and time for filing and serving objections to confirmation of the Plan and the assumption and assignment of customer agreements thereunder.

                2. For Court consideration, objections (if any) to confirmation of the Plan and the assumption and assignment of customer agreements thereunder must (i) be in writing, (ii) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court, (iii) set forth the name(s) of the objecting parties, the nature and amount of any claim or interest alleged by such claimant against the Debtors' estates or properties, (iv) state with particularity the provisions of the Plan that are the subject of the objection, the legal and factual basis for such objection, (v) be filed with the clerk of United States Bankruptcy Court for the District of Delaware, 5th Floor, 824 Market Street, Wilmington, Delaware 19801 with a hard copy delivered to the chambers of the Honorable Ronald Barliant and served by personal service or by overnight delivery, so as to be RECEIVED no later than August 29, 2002 at 5:00 p.m. Eastern Standard Time by: (a) Metrocall, Inc., 6677 Richmond Highway, Alexandria, Virginia 22306, Attn: Vince D. Kelly, Chief Financial Officer, (b) Schulte Roth & Zabel, LLP, 919 Third Avenue, New York, New York 10022, Attn:
Jeffrey S. Sabin, (c) Pachulski Stang Ziehl Young & Jones, P.C., 919 North Market Street, 16th Floor, Wilmington, Delaware, 19899-8705, Attn: Laura Davis Jones, local counsel for the Debtors, (d) Mayer Brown Rowe & Maw, counsel for the senior secured lenders, 1675 Broadway, New York, New York 10019, Attn: Ken Noble and Mayer Brown Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603-3441, Attn. Robert J. Stoll and also to Klehr, Harrison, Harvey, Branzburg, & Ellers, LLP, 919 N. Market Street, Suite 1000, Wilmington, Delaware, 19801, Attn. Steven Kortanek, (e) Wachtell Lipton Rosen & Katz, counsel to the Committee, 51 West 52nd Street, New York, New York 10019, Attn:
Richard Mason and Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899-0551 Attn. Mark D. Collins, Esq. and (f) the Office of the United States Trustee, 844 King Street, Suite 2313, Wilmington, Delaware 19801, Attn. Joseph J. McMahon, Jr.. OBJECTIONS OR MODIFICATIONS NOT TIMELY FILED AND

SERVED IN THE MANNER SET FORTH ABOVE MAY NOT BE CONSIDERED AND MAY BE OVERRULED. YOUR AGREEMENT WITH ANY OF THE ABOVE-CAPTIONED DEBTORS SHALL AUTOMATICALLY BE ASSIGNED TO REORGANIZED MCCAW RCC COMMUNICATIONS INC. PURSUANT TO THE PLAN IF YOU DO NOT FILE AN OBJECTION TO SAME WITHIN THE DEADLINE SET FORTH ABOVE.

                                 VOTING DEADLINE

                The Bankruptcy Court has ordered that all Ballots accepting or rejecting the Plan must be received by mail by contacting Bankruptcy Management Corp., Solicitation Agent for Metrocall, Inc. et al, PO Box 1033, El Segundo, CA 90245-1033 or by hand delivery, addressed to BMC -Solicitation Agent for Metrocall, Inc., et al, 1330 E. Franklin Avenue, El Segundo, CA 90245 by or before AUGUST 29, 2002 AT 5:00 P.M., EASTERN STANDARD TIME (the "Voting Deadline"). Ballots will be counted only if they are cast by a creditor entitled to vote under the Plan on or before the Voting Deadline.

                                VOTING TABULATION

                The Bankruptcy Court has ordered that for purposes of voting, the amount of a Claim used to tabulate acceptance or rejection of the Plan will be either:

                (a) the Claim amount listed in the Debtors' schedules of liabilities (as amended, the "Schedules") provided that such Claim is not scheduled as contingent, disputed or unliquidated and that no proof of claim has been timely filed with respect to such claim (or otherwise deemed timely filed by the Bankruptcy Court under applicable law); or

                (b) the non-contingent, liquidated amount specified in a proof of claim timely filed with the Bankruptcy Court (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) to the extent that the proof of claim is not subject to an objection; or

                (c) if a proof of claim is subject to an objection, the amount (if any) temporarily allowed by the Bankruptcy Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after notice and a hearing prior to the Voting Deadline (see temporary allowance procedures described below); or

                (d) if a proof of claim in a contingent, unliquidated or unknown amount was timely filed with the Bankruptcy Court (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) and is not the subject of an objection, the amount of such Claim will not count toward satisfying the aggregate dollar amount provisions of section 1126(c) of the Bankruptcy Code (and will be treated as zero), but the Ballot cast by the holder of such Claim will count for satisfying the numerosity requirement of section 1126(c).

                The Bankruptcy Court has further ordered that the holders of Claims listed in the Debtors' Schedules as contingent, disputed, or unliquidated or not listed in the Schedules and for which no proof of claim has been timely filed (or otherwise deemed timely filed by the

Bankruptcy Court under applicable law) will not be treated as a creditor with respect to such Claims for the purposes of voting on the Plan, and any Ballot cast by such holders with respect to such Claims will not be used to tabulate acceptance or rejection of the Plan.

                The Bankruptcy Court has ordered that June 10, 2002 at 5:00 p.m., Eastern Standard Time (the "voting Record Date") shall be the record date for voting purposes. Creditors who are not holders of Claims or securities of record on the Voting Record Date (including without limitation, transferees acquiring such Claims or securities of record after the Voting Record Date) shall not be entitled to vote to accept or reject the Plan.

                The Bankruptcy Court has ordered that any creditor whose Claim is the subject of an objection and who wishes to file a motion pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure for temporary allowance of such Claim for the purposes of voting to accept or reject the Plan (a "Temporary Allowance Motion") must file such Temporary Allowance Motion with the Court and serve it upon the parties specified in the paragraph regarding Objection Procedures above on or before August 9,2002 (or such later date as the Bankruptcy Court, for cause, may order with respect to any particular creditor upon request made prior to such date). Any creditor who does not file a Temporary Allowance Motion will not be entitled to vote with respect to such Claim, and any Ballot cast in respect of such Claim will not be used to tabulate acceptance or rejection of the Plan.

                         COPIES AND REVIEW OF DOCUMENTS.

                For your convenience, a summary of the approved Disclosure Statement and the Plan is attached to this Notice. To obtain a free full copy of the Disclosure Statement, the Plan, any exhibits to those documents, the Scheduling Motion, or the Scheduling Order you may access the Bankruptcy Court's Internet site at: http://www.deb.uscourts.gov or BMC's website at: http://www.bmccorp.net/metrocall. Alternatively, any party may request such copies, at no expense for any Metrocall subscriber or at its own expense unless otherwise specifically required by Bankruptcy Rule 3017(d), by mail by contacting Bankruptcy Management Corp., Solicitation Agent for Metrocall, Inc. et al, PO Box 1033, El Segundo, CA 90245-1033 or by hand delivery, addressed to BMC - Solicitation Agent for Metrocall, Inc., et al, 1330 E. Franklin Avenue, El Segundo, CA 90245. All documents that are filed with the Court can also be reviewed during regular business hours (from 9:00 a.m. to 4:00 p.m. weekdays, except legal holidays) at the Bankruptcy Court, 824 Market Street, Wilmington, Delaware 19801.

    SUMMARY OF METROCALL'S PROPOSED FIRST AMENDED JOINT DISCLOSURE STATEMENT
                        AND JOINT PLAN OF REORGANIZATION


                On July ___, 2002, Metrocall's First Amended Disclosure Statement was approved by the Bankruptcy Court as containing adequate information, as required by Section 1125 of the Bankruptcy Code, to permit holders of impaired claims and interests to make an informed judgment in exercising their right to vote to accept or to reject the Plan. The Bankruptcy Court has not, however, conducted an independent review or investigation of the factual and financial matters described therein, nor has the Court approved or ruled on the merits of the Plan. The following is a summary of the salient provisions of Metrocall's Disclosure Statement and proposed Plan. The specific terms and conditions of the Plan are more specifically set forth in the complete Plan and Disclosure Statement filed by Metrocall with the Bankruptcy Court on June 17, 2002. As set forth in the notice accompanying this summary, full copies of the Plan and Disclosure Statement may be obtained upon request or via other means as set forth in the Notice.

                The Disclosure Statement is intended for the purpose of soliciting acceptances of Metrocall's joint Plan to reorganize Metrocall, Inc. together with its licensing and operating subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc., and Mobilfone Service, L.P. (collectively "Metrocall") under Chapter 11 of the Bankruptcy Code.

                The Plan contemplates the consolidation of Metrocall's operations through a corporate restructuring and recapitalization intended to preserve value of the reorganized entities. On or immediately prior to the Effective Date, Metrocall, Inc. and its Subsidiaries will undergo a series of combining transactions intended to give effect to the final corporate restructure which shall consist of four primary entities: (i) a parent holding entity, "Reorganized Metrocall, Inc." or "HoldCo."; (ii) a wholly-owned operating subsidiary, the consolidated "Reorganized Operating Subsidiary" or "OpCo."; (iii) a wholly-owned FCC licensing subsidiary, "Reorganized Metrocall USA, Inc." or "LicenseCo."; and (iv) a wholly-owned investment holding subsidiary, Metrocall Ventures, Inc.(1) ("Ventures"). Metrocall's senior secured lenders, unsecured public noteholders, and general unsecured creditors are asked to vote for the Plan.

                The Plan provides that allowed administrative expense claims, allowed priority claims and allowed secured claims other than Senior Lender claims, each as defined under the Plan, will be paid in full, in cash, on the later of the Plan's Effective Date or the date such claim becomes due in the ordinary course of business. Allowed Priority Tax Claims, at Metrocall's discretion will either be paid in full in Cash on the Effective Date or pursuant to section 1129(a) of the Bankruptcy Code in full with interest over six years from the date of assessment.

----------
1       Metrocall Ventures, Inc., a wholly-owned subsidiary of Metrocall, Inc.
is not a debtor in these Chapter 11 Cases. Metrocall, Inc. contemplates that, pursuant to the Plan, its ownership of Ventures will not change.

                Under the Plan, allowed claims of Metrocall's secured lenders ("Senior Lenders") arising from and related to Metrocall's existing credit facility pursuant to the Fifth Amended and Restated Loan Agreement dated March 17, 2000, as amended, will receive, in satisfaction of their allowed claims, a pro rata share of (i) the new $60 million Senior Secured Term Note from OpCo. maturing March 31, 2004, (ii) the new $20 million of Secured PIK Notes from HoldCo. maturing December 31, 2004, (iii) 420,000 shares of the New Common Stock issued by HoldCo., equivalent to 42% of the total New Common Stock (subject to ratable dilution of up to 7% for stock options to be issued to employees of OpCo. under the New Stock Option Plan and (iv) 5.3 million shares of the Preferred Stock, representing $53 million of the Initial Liquidation Preference. Under the Plan Senior Lenders constitute "Metrocall Class 2 Senior Lender Claims".

                Under the Plan secured creditors of Metrocall other than the Senior Lenders shall be paid in full, in cash in accordance with the terms of their respective agreements with Metrocall or otherwise on the Effective Date of the Plan or Metrocall shall surrender any collateral to the respective secured creditors in full satisfaction of any such claims. The claims of other secured creditors constitute "Metrocall Class 3 Other Secured Claims" under the Plan.

                The Plan further provides that the allowed claims of the (1) holders (the "Noteholders") of the (a) 11-7/8% senior subordinated notes due 2005, (b) 10-3/8% senior subordinated notes due 2007, (c) 9-3/4% senior subordinated notes due 2007, (d) 11-7/8% senior subordinated notes due 2005, and
(e) 11% senior subordinated notes due 2008 (collectively the "Subordinated Notes"), and (2) holders of other allowed general unsecured claims against Metrocall, Inc. will be satisfied through pro rata distributions of (i) 580,000 shares, representing 58%, of the newly-issued New Common Stock of HoldCo. (subject to ratable dilution of up to 7% for stock options to be issued to employees of OpCo. under the New Stock Option Plan) and (ii) 500,000 shares, representing $5 million of the $60 million total Initial Liquidation Preference of New Preferred Stock to be issued by HoldCo. Under the Plan such Noteholders and other holders of general unsecured claims constitute "MCall Class 4 General Unsecured Claims". All holders of general unsecured claims against the Metrocall subsidiaries, the "Subsidiary Class 4 General Unsecured Claims, shall receive payment in cash (without post-petition interest) of the full principal amount of their allowed claims.

                The Plan also provides for a "convenience class" which shall include those holders of general unsecured claims against Metrocall, Inc. in an amount of $1,000 or less (excluding any claims arising out of partial assignment of a claim) or holders of claims in excess of $1,000 which irrevocably elect on a ballot soliciting votes to accept a Plan to reduce their respective unsecured claim to the amount of $1,000 or less or shall be treated as "convenience claims" and in lieu of the distribution above shall receive a distribution equal to 40% of their allowed convenience claim in cash on the Effective Date. Such claims constitute "MCall Class 5 Convenience Claims" under the Plan.

                Under the Plan, the intercompany claims, held against or between any of the respective Debtor entities, whether held between the Debtors or affiliates of Metrocall that have not filed Chapter 11 shall not receive any distribution on account of such intercompany claims. All such claims shall either be waived or contributed as capital to the applicable Debtor and discharged.

                The holders of interests including all existing common stock and preferred stock of Metrocall, Inc., together with all rights therein and to acquire shares of such stock shall receive no distribution under the Plan and shall be terminated and cancelled upon the Effective Date. The interests in stock of Metrocall, Inc. constitute "MCall Class 7 Equity Interests". All remaining ownership interests in the Metrocall subsidiaries, whether in stock, partnership or other membership interests shall be retained by such holders of such interests and constitute "Subsidiary Class 7 Equity Interests".

                Metrocall believes that confirmation of the Plan and the completion of Metrocall's proposed corporate restructuring pursuant thereto is in the best interests of creditors and complies with all requirements of the Bankruptcy Code. IN ADDITION, CERTAIN OF METROCALL'S PREPETITION SENIOR LENDERS, HOLDING APPROXIMATELY $123 MILLION OF THE $133 MILLION PRINCIPAL OUTSTANDING UNDER THE EXISTING LOAN AND REPRESENTING 89% OF THE HOLDERS OF METROCALL CLASS 2 SENIOR LENDER CLAIMS, TOGETHER WITH NOTEHOLDERS CONSTITUTING $425.7 MILLION OF THE APPROXIMATE $627 MILLION OUTSTANDING PRINCIPAL BALANCE OF THE SUBORDINATED NOTES AND 100% OF THE MEMBERS OF THE NOTEHOLDER COMMITTEE SUPPORT AND, SUBJECT TO THE APPROVAL OF THIS DISCLOSURE STATEMENT, HAVE AGREED TO VOTE IN FAVOR OF THE PLAN AS PROPOSED HEREIN. Accordingly, Metrocall urges the unsecured public noteholders and each of the general unsecured claimants (MCall Class 4 General Unsecured Claims,(2) Subsidiary Class 4 General Unsecured Claims and MCall Class 5 Convenience Claims), as well as, Senior Lenders of its existing secured credit facility (Class 2 Senior Lender Claims) to vote to accept the Plan. (Detailed voting instructions are set forth in Section V11.B of the Disclosure Statement.) To be counted, a ballot containing your vote to accept or to reject the Plan must be duly completed, executed and actually received by Bankruptcy Management Corp. (the "Information Agent" or "BMC") no later than 5:00 p.m., New York City time, on August 29, 2002. PLEASE NOTE THAT, TO THE EXTENT YOU ARE INSTRUCTED TO RETURN YOUR BALLOT TO YOUR BANK, BROKER, PROXY INTERMEDIARY OR OTHER NOMINEE, YOU MUST LEAVE SUFFICIENT TIME FOR YOUR BALLOT TO BE PROCESSED BY YOUR BANK, BROKER, PROXY INTERMEDIARY OR OTHER NOMINEE AND SUBMITTED TO THE INFORMATION AGENT BY THE VOTING DEADLINE.

                Holders of claims and holders of interests should not construe the contents of this Disclosure Statement as providing any legal, business, financial or tax advice. Each holder should consult its own legal, business, financial and tax advisors with respect to any such matters concerning this Disclosure Statement, the solicitation, the Plan and the transactions contemplated hereby and thereby.

                NEITHER THE SECURITIES OFFERED NOR THE PLAN HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION APPROVED OR DISAPPROVED THIS DISCLOSURE STATEMENT OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

----------
(2) All capitalized terms not expressly defined herein shall have the meanings ascribed in the Plan.

                                    EXHIBIT C
                                (PROPOSED ORDER)

                      IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

                                               )
In re                                          )      Chapter 11
                                               )
METROCALL, INC., et al.,(1)                    )      Case No. 02-11579 (RB)
                                               )      (Jointly Administered)
                             Debtors.          )
                                               )


                    ORDER (1) APPROVING DISCLOSURE STATEMENT
         AND (B) SCHEDULING A HEARING FOR THE CONFIRMATION OF JOINT PLAN
           OF REORGANIZATION; (2) ESTABLISHING OBJECTION DEADLINES AND
           PROCEDURES; (3) APPROVING FORMS OF NOTICE AND SOLICITATION
                          PROCEDURES AND RELATED RELIEF

                Upon the motion, dated June 28, 2002 ("Motion")(2), of Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P., each as a debtor and debtor-in-possession (collectively, the "Debtors"), by and through their counsel, Schulte Roth & Zabel LLP and Pachulski, Stang, Ziehl, Young & Jones P.C., for an order: (1) approving the adequacy of the information contained in the Debtors' first amended disclosure statement as may be further amended, supplemented, or otherwise modified, dated June 17, 2002 (the "Disclosure Statement"), (2) scheduling a hearing for the Confirmation of the Debtors' first amended joint plan of reorganization (the "Plan") dated June 17, 2002, as may be

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries, Metrocall USA, Inc., Advanced Nationwide Messaging Corporation, MSI, Inc., McCaw RCC Communications, Inc. and Mobilfone Service, L.P.

(2) Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Motion.

furthered amended, supplemented, or otherwise modified, each filed in conjunction with the Debtors' first day motions, (3) establishing a deadline for filing objections (the "Objection Deadline"), and procedures for objections (the "Objection Procedures") to confirmation of the Plan and the assumption and assignment of executory contracts and unexpired leases thereunder, and (4) approving the form and manner of notice and solicitation procedures related thereto, including (i) establishing a voting deadline for votes to accept or reject the Plan, (ii) approving the form of Plan Summary and alternate notice to Metrocall subscribers, as well as, unimpaired creditors and impaired, non-voting creditors and equity interests, and (iii) approving the form of ballot to be issued by the Debtors' Notice and Information Agent to solicit votes for the Plan, as well as various other matters set forth herein; and the Court having determined that granting the relief requested in the Motion is in the best interests of the Debtors, their estates, creditors, equity security holders, and other parties in interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and upon the record of the case; and after due deliberation; and sufficient cause appearing therefore; it is

                ORDERED, that the Disclosure Statement is hereby approved as having as providing "adequate information" within the meaning of 11 U.S.C.
Section 1125(a)(1); and it is further

                ORDERED, that, this Court shall hold the Confirmation Hearing with respect to the Debtors' Plan on September 12, 2002 at 1:30 p.m. Eastern Standard Time; and it is further

                ORDERED, that the Debtors shall cause a copy of the notice of the Confirmation Hearing Notice, substantially in the form attached as Exhibit A to the Motion, the form of which is hereby approved, together with the Disclosure Statement and Plan to be served by first class mail upon (a) all parties that are listed on the Debtors' creditor matrix filed in conjunction with the Debtors petitions in these cases, excluding those parties receiving the alternate notice set forth in the following paragraph, (b) the taxing authorities in any jurisdiction where the Debtors conduct business,
(c) Mayer Brown Rowe & Maw, counsel for the senior secured lenders, 1675 Broadway, New York, New York 10019, Attn: Ken Noble and Mayer Brown Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603-3441, Attn. Robert J. Stoll and also to Klehr, Harrison, Harvey, Branzburg, & Ellers, LLP, 919 N. Market Street, Suite 1000, Wilmington, Delaware, 19801, Attn. Steven Kortanek, (d) Wachtell Lipton Rosen & Katz, counsel to the Committee, 51 West 52nd Street, New York, New York 10019, Attn: Richard Mason and Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899-0551 Attn. Mark D. Collins, Esq. and (e) the Office of the United States Trustee, 844 King Street, Suite 2313, Wilmington, Delaware 19801, Attn. Joseph J. McMahon, Jr. (g) the District Director of the Internal Revenue Service, (f) the Securities and Exchange Commission, and (g) the United States Attorney for the District of Delaware; and it is further

                ORDERED that the Debtors shall cause a copy of the notice of the Confirmation Hearing Notice and Plan Supplement, substantially in the form attached as Exhibit B to the Motion, the form of which is hereby approved, to be served by first class mail upon (a) each of the Debtors current subscribers, (b) all holders of publicly traded debt and equity securities of the Debtors as of the Voting Record Date, (c) all holders of unimpaired or impaired but non-voting claims against the Debtors, together with those parties listed in (c) through
(e) in the preceding paragraph; and it is further

                ORDERED, that Debtors shall also cause the Confirmation Hearing Notice to be published in each of the following national publications: The Wall Street Journal, National Edition and The New York Times, National Edition no later than twenty (20) days before the Confirmation Objection Deadline (as defined below); and it is further

                ORDERED, that no further notice will be given to holders of claims against, or interests in, the Debtors of any adjournment of the Confirmation Hearing or extensions of the Objection Deadline (as defined herein), except as announced in open court at the Confirmation Hearing or at any subsequent Confirmation Hearing; and it is further

                ORDERED, that the Debtors' compliance with the terms of this order, by mailing or causing to be mailed the Confirmation Hearing Notice provided for herein on the dates set forth herein, shall constitute good and sufficient notice and no further notice need be given; and it is further

                ORDERED, that any objections to confirmation of the Plan or the assumption and assignment of any executory contracts or unexpired leases, including customer agreements, thereunder must be filed by no later than August 29, 2002 (the "Objection Deadline") and must be (i) in writing, (ii) comply with the Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules of this Court, (iii) set forth the name(s) of the objecting parties, the nature and amount of any claim or interest alleged by such claimant against the Debtors' estates or properties, (iv) state with particularity the legal and factual basis for such objection, (v) be filed with the clerk of United States Bankruptcy Court for the District of Delaware, 5th Floor, 824 Market Street, Wilmington, Delaware 19801 with a copy thereof served, by hand delivery or by overnight delivery service, upon (a) Metrocall, Inc., 6677 Richmond Highway, Alexandria, Virginia 22306, Attn: Vince D. Kelly, Chief Financial Officer, (b) counsel to the Debtors, Schulte Roth & Zabel, LLP, 919 Third Avenue, New York, New York 10022, Attn: Jeffrey S. Sabin, (c) counsel to the Debtors, Pachulski Stang Ziehl Young & Jones, P.C., 919 North Market Street, 16th Floor, Wilmington, Delaware, 19899-8705, Attn: Laura Davis Jones, (d) Mayer Brown Rowe & Maw, counsel for the senior secured lenders, 1675 Broadway, New York, New York 10019, Attn: Ken Noble and Mayer Brown Rowe & Maw, 190 South LaSalle Street, Chicago, Illinois 60603-3441, Attn. Robert J. Stoll and also to Klehr, Harrison, Harvey, Branzburg, & Ellers, LLP, 919 N. Market Street, Suite 1000, Wilmington, Delaware, 19801, Attn. Steven Kortanek, (e) Wachtell Lipton Rosen & Katz, counsel to the Committee, 51 West 52nd Street, New York, New York 10019, Attn:
Richard Mason and Richards, Layton & Finger, P.A., One Rodney Square, P.O. Box 551, Wilmington, Delaware 19899-0551 Attn. Mark D. Collins, Esq. and (f) the Office of the United States Trustee, 844 King Street, Suite 2313, Wilmington, Delaware 19801, Attn. Joseph J. McMahon, Jr., and it is further

                ORDERED, that any objection not filed and served as set forth above be deemed waived and not considered by this Court; and it is further

                ORDERED, that the ballots attached to the Debtors' Motion as Exhibit D are approved and may be used by the Debtors, upon entry of an order from this Court approving the adequacy of the Disclosure Statement, to solicit votes for confirmation of the Plan, and it is further

                ORDERED, that, the Voting Deadline for votes to accept or reject the Plan shall be August 29, 2002 at 5:00 p.m., Eastern Standard Time, and any ballot not postmarked by the Voting Deadline and received by BMC, the Debtors' Notice and Information Agent shall not be counted, and it is further

                ORDERED, that ballots transmitted by facsimile shall not be accepted and will not be counted in determining whether the Plan has been accepted or rejected; and it is further

                ORDERED, that any executed ballot received that does not indicate an acceptance or rejection of the Plan will not be counted in determining whether the Plan has been accepted or rejected; and it is further

                ORDERED, that any ballot that is not executed shall be deemed null and void and will not be counted in determining whether the Plan has been accepted or rejected; and it is further

                ORDERED, that any executed ballot received in which both the acceptance and rejection boxes are checked will not be counted in determining whether the Plan has been accepted or rejected; and it is further

                ORDERED, that for purposes of voting, the amount of a Claim used to tabulate acceptance or rejection of the Plan will be either:

                (a) the Claim amount listed in the Debtors' schedules of liabilities (as amended, the "Schedules") provided that such Claim is not scheduled as contingent, disputed or unliquidated and that no proof of claim has been timely filed with respect to such claim (or otherwise deemed timely filed by the Bankruptcy Court under applicable law); or

                (b) the non-contingent, liquidated amount specified in a proof of claim timely filed with the Bankruptcy Court (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) to the extent that the proof of claim is not subject to an objection; or

                (c) if a proof of claim is subject to an objection, the amount (if any) temporarily allowed by the Bankruptcy Court for voting purposes, pursuant to Bankruptcy Rule 3018(a), after notice and a hearing prior to the Voting Deadline (see temporary allowance procedures described below); or

                (d) if a proof of claim in a contingent, unliquidated or unknown amount was timely filed with the Bankruptcy Court (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) and is not the subject of an objection, the amount of such Claim will not count toward satisfying the aggregate dollar amount provisions of section 1126(c) of the Bankruptcy Code (and will be treated as zero), but the Ballot cast by the holder of such Claim will count for satisfying the numerosity requirement of section 1126(c); and it further

                ORDERED that the holders of Claims listed in the Debtors' Schedules as contingent, disputed, or unliquidated or not listed in the Schedules and for which no proof of claim has been timely filed (or otherwise deemed timely filed by the Bankruptcy Court under applicable law) will not be treated as a creditor with respect to such Claims for the purposes of voting on the Plan, and any Ballot cast by such holders with respect to such Claims will not be used to tabulate acceptance or rejection of the Plan; and it is further

                ORDERED that June 10, 2002 at 5:00 p.m., Eastern Standard Time (the "Voting Record Date") shall be the record date for voting purposes. Creditors who are not holders of

Claims or securities of record on the Voting Record Date (including without limitation, transferees acquiring such Claims or securities of record after the Voting Record Date) shall not be entitled to vote to accept or reject the Plan; and it is further

                ORDERED that any creditor whose Claim is the subject of an objection and who wishes to file a motion pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure for temporary allowance of such Claim for the purposes of voting to accept or reject the Plan (a "Temporary Allowance Motion") must file such Temporary Allowance Motion with the Court and serve it upon the parties specified in the paragraph regarding Objection Procedures above on or before August 9,2002 (or such later date as the Bankruptcy Court, for cause, may order with respect to any particular creditor upon request made prior to such date). Any creditor who does not file a Temporary Allowance Motion will not be entitled to vote with respect to such Claim, and any Ballot cast in respect of such Claim will not be used to tabulate acceptance or rejection of the Plan; and it is further

                ORDERED, that the requirement under Local Bankruptcy Rule 9013-1(b) that any motion filed shall have an accompanying memorandum of law is waived with respect to the Motion.




                                ------------------------
                                Judge

                                    EXHIBIT D
                                    (BALLOT)

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE, OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN THE MATERIAL MAILED WITH THIS BALLOT

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re:                              )       CHAPTER 11
METROCALL, INC., et al.,(1)         )       Case No. 02-11579 (RB)

Debtors.                            )       Jointly Administered



  BALLOT FOR HOLDERS OF SENIOR LENDER CLAIMS TO ACCEPT OR REJECT PROPOSED JOINT
                PLAN OF REORGANIZATION OF METROCALL, INC., ET AL.
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
 (METROCALL, INC. CLASS 2 CLAIMS, METROCALL USA, INC. CLASS 2 CLAIMS, MCCAW RCC COMMUNICATIONS, INC. CLASS 2 CLAIMS, MSI, INC. CLASS 2 CLAIMS, MOBILFONE SERVICE
  CLASS 2 CLAIMS AND ADVANCED NATIONWIDE MESSAGING CORPORATION CLASS 2 CLAIMS)
                           RECORD DATE: June, 10, 2002


                                    IMPORTANT

VOTING DEADLINE: 5:00 P.M., EASTERN TIME ON AUGUST 29, 2002.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.
This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.


        PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR AGENT OR OTHER NOMINEE, MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE VOTING DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED BY YOUR AGENT OR OTHER NOMINEE TO THE INFORMATION AGENT BEFORE THE VOTING DEADLINE.

                If you are a beneficial owner of SENIOR LENDER CLAIMS (the "Senior Lender Claims") issued by METROCALL, INC., ET AL., please use this Ballot to cast your vote to accept or reject the Proposed Joint Plan of Reorganization Of Metrocall, Inc. et al. (the "Plan") which is being proposed by METROCALL, INC., ET AL. The Plan is Exhibit A to the First Amended Disclosure Statement With Respect To Joint Reorganization Plan Of Metrocall, Inc. et al., dated June 17, 2002 (the "Disclosure Statement"), which accompanies this Ballot. Capitalized

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries McCaw RCC Communications, Inc., MSI, Inc., Mobilfone Service, L.P., Advanced Nationwide Message Corporation and Metrocall USA, Inc.

terms not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by holders of two-thirds in amount and more than one-half in number of Senior Lender Claims that vote on the Plan and if it otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        TO HAVE YOUR VOTE COUNT, THIS BALLOT MUST BE COMPLETED AND RETURNED TO YOUR AGENT OR OTHER NOMINEE SO THAT IT IS RECEIVED BY THE INFORMATION AGENT, AT THE ADDRESS INDICATED ON THE ENCLOSED RETURN ENVELOPE BY THE VOTING DEADLINE. PLEASE SEE THE "INSTRUCTIONS FOR COMPLETING THE BALLOT" BELOW FOR ADDITIONAL INFORMATION.

        The Debtors reserve the right to amend the Plan. Amendments to the Plan that do not materially and adversely affect the treatment of holders of Senior Lender Claims may be approved by the Bankruptcy Court at the confirmation hearing without the necessity of re-soliciting votes of holders of Senior Lender Claims. If re-solicitation is required, the Debtors will furnish new Ballots to be used to accept or reject the Plan, as amended.

        PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE BALLOT BEFORE COMPLETING THE BALLOT:

ITEM 1. PRINCIPAL AMOUNT OF SENIOR LENDER CLAIMS VOTED. The undersigned certifies that as of June 10, 2002 the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of the Senior Lender Claims in the following aggregate unpaid principal amount (insert amount in the box below).

---------------------------------------------------------------
Name of Creditor              Amount of Claim as of Record Date

---------------------------------------------------------------
                             $

---------------------------------------------------------------
                             $

---------------------------------------------------------------
                             $

---------------------------------------------------------------


ITEM 2. The beneficial owner of the aggregate amount of Senior Lender Claims set forth in Item 1 votes with respect to the proposed treatment of its Claim against the Debtors as follows (check one box only):

        [ ] to ACCEPT the Plan        [ ] to REJECT the Plan

ITEM 3. By returning this Ballot, the undersigned certifies and/or acknowledges that:

            1.  the beneficial owner of the Senior Lender Claims set forth in
                Item 1 above has been provided with a copy of the Disclosure Statement, including the Plan;

            2.  the beneficial owner of the Senior Lender Claims set forth in
                Item 1 above has full power and authority to vote to accept or reject the Plan;

            3.  the beneficial owner of the Senior Lender Claims set forth in
                Item 1 above has voted to accept or reject the Plan as set forth in Item 2 above;

            4. this Ballot has been executed on behalf of a single beneficial owner of the Senior Lender Claims set forth in Item 1;

            5. this solicitation of Plan acceptances is subject to all the terms and conditions set forth in the Disclosure Statement and the Plan; and

            6.  the beneficial owner of the Senior Lender Claims set forth in
                Item 1 above has voted all of his, her or its Senior Lender Claims either to accept or reject the Plan and each of such beneficial owner's Senior Lender Claims has been voted only once.

ITEM 4. By signing and returning this Ballot, the undersigned certifies that (i) this Ballot has been executed on behalf of a single entity or individual and (ii) the undersigned has full power and authority to execute this Ballot on behalf of such entity or individual:

        Name:
             -------------------------------------------------------------------
               (print or type)

        Social Security or Federal Tax I.D. No.:
                                                --------------------------------
                                                     (optional)

        Signature: X
                   -------------------------------------------------------------

        By:
           ---------------------------------------------------------------------
             (if appropriate)

        Title:
              ------------------------------------------------------------------
               (if appropriate)

        Street Address:
                       ---------------------------------------------------------

        City, State, Zip Code:
                              --------------------------------------------------

        Telephone Number: (   )
                               -------------------------------------------------

        Date Completed:
                       ---------------------------------------------------------

        THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ALL BALLOTS MUST BE RECEIVED BY THE VOTING DEADLINE. IF YOU MUST RETURN YOUR BALLOT TO YOUR AGENT OR OTHER NOMINEE, PLEASE LEAVE ENOUGH TIME TO RECEIVE AND PROCESS YOUR VOTE.

        THE INFORMATION AGENT IS:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033

                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote pursuant to the provisions of chapter 11 of the Bankruptcy Code with respect to the Plan referred to in the Disclosure Statement. Please review the Disclosure Statement in its entirety, including the exhibits thereto, before you vote.

INSTRUCTIONS: PLEASE COMPLETE THIS BALLOT AS FOLLOWS:

        (a) complete Item 1 (if not already filled out by your nominee) with the understanding that the information provided by you will be used for the tabulation of votes on the Plan, except to the extent that the official records of the Debtors or your nominee differ from the amount indicated by you;

        (b) vote to accept or reject the Plan by checking the appropriate box in
Item 2;

        (c) review the acknowledgment set forth in Item 3;

        (d) review the certification and provide the information required in
Item 4;

        (e) date this Ballot, and provide your address if it does not appear on the Ballot. By returning this Ballot you are voting all of your Senior Lender Claims described in Item 1 with respect to the Plan;

        (f) please use additional sheets of paper if additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item on the Ballot);

        (g) if you are completing this Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing, and provide proof of your authorization to so sign; and

        (h) return your ballot as indicated below:

            (1) if your bank, broker, proxy intermediary or other nominee has
                "pre-validated" this Ballot by signing the Ballot and indicating thereon, its name as record holder of your Senior Lender Claims: return this pre-validated Ballot in the enclosed return envelope to the Information Agent SO THAT IT IS RECEIVED BY THE INFORMATION AGENT BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED; or

            (2) if your broker, bank, proxy intermediary or other nominee has
                NOT "pre-validated" this Ballot: SIGN this Ballot and return it in the enclosed return envelope EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR AGENT OR OTHER NOMINEE AND THEN FORWARDED TO THE INFORMATION AGENT SO THAT IT IS RECEIVED BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT THAT IS EXECUTED BUT THAT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

        - YOU MUST VOTE ALL YOUR SENIOR SECURED LENDER CLAIMS EITHER TO ACCEPT OR REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

        - IF YOU ACQUIRED BENEFICIAL OWNERSHIP OF YOUR SENIOR SECURED LENDER CLAIMS AFTER THE JUNE 10, 2002 RECORD DATE, IN ORDER TO VOTE ON THE PLAN YOU MUST SUBMIT WITH YOUR BALLOT A PROXY FROM THE BENEFICIAL OWNER AS OF THE JUNE 10, 2002 RECORD DATE IN WHICH SUCH BENEFICIAL OWNER CERTIFIES THAT HE, SHE, OR IT WAS THE BENEFICIAL OWNER OF THE SENIOR SECURED LENDER CLAIMS ON JUNE 10, 2002, THAT SUCH BENEFICIAL OWNER HAS NOT ALREADY VOTED ON THE PLAN AND THAT SUCH BENEFICIAL OWNER IS AUTHORIZING YOU TO VOTE ON THE PLAN. IF YOU HAVE ANY QUESTIONS WITH RESPECT TO THE FORM OF PROXY REQUIRED OR ANY MATTER RELATED THERETO, PLEASE CONTACT THE INFORMATION AGENT.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE INFORMATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE VOTING DEADLINE.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO AN AGENT OR OTHER NOMINEE YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE INFORMATION AGENT BY THE VOTING DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

        - IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PLAN, PLEASE CALL:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033


                             OR BY HAND DELIVERY TO

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245


        PLEASE NOTE:

        This Ballot shall not constitute or be deemed a proof of claim, equity interest or an assertion of a claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan.

                                    EXHIBIT D
                                    (BALLOT)

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
          OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN
                      THE MATERIAL MAILED WITH THIS BALLOT

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              )       CHAPTER 11
METROCALL, INC., et al.,(1)         )       Case No. 02-11579 (RB)

Debtors.                            )       Jointly Administered



       BALLOT FOR HOLDERS OF GENERAL UNSECURED CLAIMS TO ACCEPT OR REJECT
        PROPOSED JOINT PLAN OF REORGANIZATION OF METROCALL, INC., ET AL.
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                 (METROCALL, INC. CLASS 3A GECC SECURED CLAIMS)
                           RECORD DATE: JUNE, 10, 2002


                                    IMPORTANT

VOTING DEADLINE: 5:00 P.M., EASTERN TIME ON AUGUST 29, 2002.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.
This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.


        PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR AGENT OR OTHER NOMINEE, MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE VOTING DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED BY YOUR AGENT OR OTHER NOMINEE TO THE INFORMATION AGENT BEFORE THE VOTING DEADLINE.

                If you are a beneficial owner of GECC SECURED CLAIMS (the "GECC Secured Claims") issued by METROCALL, INC., ET AL., please use this Ballot to cast your vote to accept or reject the Proposed Joint Plan of Reorganization Of Metrocall, Inc. et al. (the "Plan") which is being proposed by METROCALL, INC., ET AL. The Plan is Exhibit A to the First Amended Disclosure Statement With Respect To Joint Reorganization Plan Of Metrocall, Inc. et al., dated June 17, 2002 (the "Disclosure Statement"), which accompanies this Ballot. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by holders of two-thirds in amount and more than one-half in number of GECC Secured Claims that vote on the Plan and if it otherwise satisfies the

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries McCaw RCC Communications, Inc., MSI, Inc., Mobilfone Service, L.P., Advanced Nationwide Message Corporation and Metrocall USA, Inc.

requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        TO HAVE YOUR VOTE COUNT, THIS BALLOT MUST BE COMPLETED AND RETURNED TO YOUR AGENT OR OTHER NOMINEE SO THAT IT IS RECEIVED BY THE INFORMATION AGENT, AT THE ADDRESS INDICATED ON THE ENCLOSED RETURN ENVELOPE BY THE VOTING DEADLINE. PLEASE SEE THE "INSTRUCTIONS FOR COMPLETING THE BALLOT" BELOW FOR ADDITIONAL INFORMATION.

        The Debtors reserve the right to amend the Plan. Amendments to the Plan that do not materially and adversely affect the treatment of holders of GECC Secured Claims may be approved by the Bankruptcy Court at the confirmation hearing without the necessity of re-soliciting votes of holders of GECC Secured Claims. If re-solicitation is required, the Debtors will furnish new Ballots to be used to accept or reject the Plan, as amended.

        PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE BALLOT BEFORE COMPLETING THE BALLOT:

ITEM 1. PRINCIPAL AMOUNT OF GECC SECURED CLAIMS VOTED. The undersigned certifies that as of June 10, 2002 the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of the GECC Secured Claims in the following aggregate unpaid principal amount (insert amount in the box below).

----------------------------------------------------------------------
Name of Creditor                    Amount of Claim as of Record Date

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------


ITEM 2. The beneficial owner of the aggregate amount of GECC Secured Claims set forth in Item 1 votes with respect to the proposed treatment of its Claim against the Debtors as follows (check one box only):

        [ ] to ACCEPT the Plan        [ ] to REJECT the Plan

ITEM 3. By returning this Ballot, the undersigned certifies and/or acknowledges that:

            1.  the beneficial owner of the GECC Secured Claims set forth in
                Item 1 above has been provided with a copy of the Disclosure Statement, including the Plan;

            2.  the beneficial owner of the GECC Secured Claims set forth in
                Item 1 above has full power and authority to vote to accept or reject the Plan;

            3.  the beneficial owner of the GECC Secured Claims set forth in
                Item 1 above has voted to accept or reject the Plan as set forth in Item 2 above;

            4. this Ballot has been executed on behalf of a single beneficial owner of the GECC Secured Claims set forth in Item 1;

            5. this solicitation of Plan acceptances is subject to all the terms and conditions set forth in the Disclosure Statement and the Plan; and

            6.  the beneficial owner of the GECC Secured Claims set forth in
                Item 1 above has voted all of his, her or its GECC Secured Claims either to accept or reject the Plan and each of such beneficial owner's GECC Secured Claims has been voted only once.

ITEM 4. By signing and returning this Ballot, the undersigned certifies that (i) this Ballot has been executed on behalf of a single entity or individual and (ii) the undersigned has full power and authority to execute this Ballot on behalf of such entity or individual:

        Name:
             -------------------------------------------------------------------
               (print or type)

        Social Security or Federal Tax I.D. No.:
                                                --------------------------------
                                                     (optional)

        Signature: X
                   -------------------------------------------------------------

        By:
           ---------------------------------------------------------------------
             (if appropriate)

        Title:
              ------------------------------------------------------------------
               (if appropriate)

        Street Address:
                       ---------------------------------------------------------

        City, State, Zip Code:
                              --------------------------------------------------

        Telephone Number: (   )
                               -------------------------------------------------

        Date Completed:
                       ---------------------------------------------------------

        THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ALL BALLOTS MUST BE RECEIVED BY THE VOTING DEADLINE. IF YOU MUST RETURN YOUR BALLOT TO YOUR AGENT OR OTHER NOMINEE, PLEASE LEAVE ENOUGH TIME TO RECEIVE AND PROCESS YOUR VOTE.

        THE INFORMATION AGENT IS:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033


                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote pursuant to the provisions of chapter 11 of the Bankruptcy Code with respect to the Plan referred to in the Disclosure Statement. Please review the Disclosure Statement in its entirety, including the exhibits thereto, before you vote.

INSTRUCTIONS: PLEASE COMPLETE THIS BALLOT AS FOLLOWS:

        (a) complete Item 1 (if not already filled out by your nominee) with the understanding that the information provided by you will be used for the tabulation of votes on the Plan, except to the extent that the official records of the Debtors or your nominee differ from the amount indicated by you;

        (b) vote to accept or reject the Plan by checking the appropriate box in
Item 2;

        (c) review the acknowledgment set forth in Item 3;

        (d) review the certification and provide the information required in
Item 4;

        (e) date this Ballot, and provide your address if it does not appear on the Ballot. By returning this Ballot you are voting all of your GECC Secured Claims described in Item 1 with respect to the Plan;

        (f) please use additional sheets of paper if additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item on the Ballot);

        (g) if you are completing this Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing, and provide proof of your authorization to so sign; and

        (h) return your ballot as indicated below:

            (1) if your bank, broker, proxy intermediary or other nominee has
                "pre-validated" this Ballot by signing the Ballot and indicating thereon, its name as record holder of your GECC Secured Claims: return this pre-validated Ballot in the enclosed return envelope to the Information Agent SO THAT IT IS RECEIVED BY THE INFORMATION AGENT BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED; or

            (2) if your broker, bank, proxy intermediary or other nominee has
                NOT "pre-validated" this Ballot: SIGN this Ballot and return it in the enclosed return envelope EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR AGENT OR OTHER NOMINEE AND THEN FORWARDED TO THE INFORMATION AGENT SO THAT IT IS RECEIVED BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT THAT IS EXECUTED BUT THAT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

        - YOU MUST VOTE ALL YOUR GECC SECURED CLAIMS EITHER TO ACCEPT OR REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

        - IF YOU ACQUIRED BENEFICIAL OWNERSHIP OF YOUR GECC SECURED CLAIMS AFTER THE JUNE 10, 2002 RECORD DATE, IN ORDER TO VOTE ON THE PLAN YOU MUST SUBMIT WITH YOUR BALLOT A PROXY FROM THE BENEFICIAL OWNER AS OF THE JUNE 10, 2002 RECORD DATE IN WHICH SUCH BENEFICIAL OWNER CERTIFIES THAT HE, SHE, OR IT WAS THE BENEFICIAL OWNER OF THE GECC SECURED CLAIMS ON JUNE 10, 2002, THAT SUCH BENEFICIAL OWNER HAS NOT ALREADY VOTED ON THE PLAN AND THAT SUCH BENEFICIAL OWNER IS AUTHORIZING YOU TO VOTE ON THE PLAN. IF YOU HAVE ANY QUESTIONS WITH RESPECT TO THE FORM OF PROXY REQUIRED OR ANY MATTER RELATED THERETO, PLEASE CONTACT THE INFORMATION AGENT.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE INFORMATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE VOTING DEADLINE.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO AN AGENT OR OTHER NOMINEE YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE INFORMATION AGENT BY THE VOTING DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

        - IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PLAN, PLEASE CALL:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033


                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245


        PLEASE NOTE:

        This Ballot shall not constitute or be deemed a proof of claim, equity interest or an assertion of a claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan.

                                    EXHIBIT D
                                    (BALLOT)

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
          OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN
                      THE MATERIAL MAILED WITH THIS BALLOT

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              )       CHAPTER 11
METROCALL, INC., et al.,(1)         )       Case No. 02-11579 (RB)

Debtors.                            )       Jointly Administered



       BALLOT FOR HOLDERS OF GENERAL UNSECURED CLAIMS TO ACCEPT OR REJECT
        PROPOSED JOINT PLAN OF REORGANIZATION OF METROCALL, INC., ET AL.
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
   (METROCALL USA, INC. CLASS 2 CLAIMS, MCCAW RCC COMMUNICATIONS, INC. CLASS 2 CLAIMS, MSI, INC. CLASS 2 CLAIMS, MOBILFONE SERVICE CLASS 2 CLAIMS AND ADVANCED
                NATIONWIDE MESSAGING CORPORATION CLASS 2 CLAIMS)
                           RECORD DATE: JUNE, 10, 2002


                                    IMPORTANT

VOTING DEADLINE: 5:00 P.M., EASTERN TIME ON AUGUST 29, 2002.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.
This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.


        PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR AGENT OR OTHER NOMINEE, MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE VOTING DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED BY YOUR AGENT OR OTHER NOMINEE TO THE INFORMATION AGENT BEFORE THE VOTING DEADLINE.

                If you are a beneficial owner of General Unsecured Claims against Metrocall USA, Inc., McCaw RCC Communications, Inc., MSI, Inc., Mobilfone Service, L.P. and/or Advanced Nationwide Messaging Corporation (the "Subsidiary General Unsecured Claims"), please use this Ballot to cast your vote to accept or reject the Proposed Joint Plan of Reorganization Of Metrocall, Inc. et al. (the "Plan") which is being proposed by METROCALL, INC., ET AL. The Plan is Exhibit A to the First Amended Disclosure Statement With Respect To Joint Reorganization Plan Of Metrocall, Inc. et al., dated June 17, 2002 (the "Disclosure Statement"), which

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries McCaw RCC Communications, Inc., MSI, Inc., Mobilfone Service, L.P., Advanced Nationwide Message Corporation and Metrocall USA, Inc.

accompanies this Ballot. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by holders of two-thirds in amount and more than one-half in number of Subsidiary General Unsecured Claims that vote on the Plan and if it otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        TO HAVE YOUR VOTE COUNT, THIS BALLOT MUST BE COMPLETED AND RETURNED TO YOUR AGENT OR OTHER NOMINEE SO THAT IT IS RECEIVED BY THE INFORMATION AGENT, AT THE ADDRESS INDICATED ON THE ENCLOSED RETURN ENVELOPE BY THE VOTING DEADLINE. PLEASE SEE THE "INSTRUCTIONS FOR COMPLETING THE BALLOT" BELOW FOR ADDITIONAL INFORMATION.

        The Debtors reserve the right to amend the Plan. Amendments to the Plan that do not materially and adversely affect the treatment of holders of Subsidiary General Unsecured Claims may be approved by the Bankruptcy Court at the confirmation hearing without the necessity of re-soliciting votes of holders of Subsidiary General Unsecured Claims. If re-solicitation is required, the Debtors will furnish new Ballots to be used to accept or reject the Plan, as amended.

        PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE BALLOT BEFORE COMPLETING THE BALLOT:

ITEM 1. PRINCIPAL AMOUNT OF SUBSIDIARY GENERAL UNSECURED CLAIMS VOTED. The undersigned certifies that as of June 10, 2002 the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of the Subsidiary General Unsecured Claims in the following aggregate unpaid principal amount (insert amount in the box below).

----------------------------------------------------------------------
Name of Creditor                    Amount of Claim as of Record Date

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------


ITEM 2. The beneficial owner of the aggregate amount of Subsidiary General Unsecured Claims set forth in Item 1 votes with respect to the proposed treatment of its Claim against the Debtors as follows (check one box only):

        [ ] to ACCEPT the Plan        [ ] to REJECT the Plan

ITEM 3. By returning this Ballot, the undersigned certifies and/or acknowledges that:

            1. the beneficial owner of the Subsidiary General Unsecured Claims set forth in Item 1 above has been provided with a copy of the Disclosure Statement, including the Plan;

            2. the beneficial owner of the Subsidiary General Unsecured Claims set forth in Item 1 above has full power and authority to vote to accept or reject the Plan;

            3. the beneficial owner of the Subsidiary General Unsecured Claims set forth in Item 1 above has voted to accept or reject the Plan as set forth in Item 2 above;

            4. this Ballot has been executed on behalf of a single beneficial owner of the Subsidiary General Unsecured Claims set forth in
                Item 1;

            5. this solicitation of Plan acceptances is subject to all the terms and conditions set forth in the Disclosure Statement and the Plan; and

            6. the beneficial owner of the Subsidiary General Unsecured Claims set forth in Item 1 above has voted all of his, her or its Subsidiary General Unsecured Claims either to accept or reject the Plan and each of such beneficial owner's Subsidiary General Unsecured Claims has been voted only once.

ITEM 4. By signing and returning this Ballot, the undersigned certifies that (i) this Ballot has been executed on behalf of a single entity or individual and (ii) the undersigned has full power and authority to execute this Ballot on behalf of such entity or individual:

        Name:
             -------------------------------------------------------------------
               (print or type)

        Social Security or Federal Tax I.D. No.:
                                                --------------------------------
                                                     (optional)

        Signature: X
                   -------------------------------------------------------------

        By:
           ---------------------------------------------------------------------
             (if appropriate)

        Title:
              ------------------------------------------------------------------
               (if appropriate)

        Street Address:
                       ---------------------------------------------------------

        City, State, Zip Code:
                              --------------------------------------------------

        Telephone Number: (   )
                               -------------------------------------------------

        Date Completed:
                       ---------------------------------------------------------

        THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ALL BALLOTS MUST BE RECEIVED BY THE VOTING DEADLINE. IF YOU MUST RETURN YOUR BALLOT TO YOUR AGENT OR OTHER NOMINEE, PLEASE LEAVE ENOUGH TIME TO RECEIVE AND PROCESS YOUR VOTE.

        THE INFORMATION AGENT IS:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033


                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245


                     INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote pursuant to the provisions of chapter 11 of the Bankruptcy Code with respect to the Plan referred to in the Disclosure Statement. Please review the Disclosure Statement in its entirety, including the exhibits thereto, before you vote.

INSTRUCTIONS: PLEASE COMPLETE THIS BALLOT AS FOLLOWS:

        (a) complete Item 1 (if not already filled out by your nominee) with the understanding that the information provided by you will be used for the tabulation of votes on the Plan, except to the extent that the official records of the Debtors or your nominee differ from the amount indicated by you;

        (b) vote to accept or reject the Plan by checking the appropriate box in
Item 2;

        (c) review the acknowledgment set forth in Item 3;

        (d) review the certification and provide the information required in
Item 4;

        (e) date this Ballot, and provide your address if it does not appear on the Ballot. By returning this Ballot you are voting all of your Subsidiary General Unsecured Claims described in Item 1 with respect to the Plan;

        (f) please use additional sheets of paper if additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item on the Ballot);

        (g) if you are completing this Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing, and provide proof of your authorization to so sign; and

        (h) return your ballot as indicated below:

            (1) if your bank, broker, proxy intermediary or other nominee has
                "pre-validated" this Ballot by signing the Ballot and indicating thereon, its name as record holder of your Subsidiary General Unsecured Claims: return this pre-validated Ballot in the enclosed return envelope to the Information Agent SO THAT IT IS RECEIVED BY THE INFORMATION AGENT BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED; or

            (2) if your broker, bank, proxy intermediary or other nominee has
                NOT "pre-validated" this Ballot: SIGN this Ballot and return it in the enclosed return envelope EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR AGENT OR OTHER NOMINEE AND THEN FORWARDED TO THE INFORMATION AGENT SO THAT IT IS RECEIVED BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT THAT IS EXECUTED BUT THAT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

        - YOU MUST VOTE ALL YOUR SUBSIDIARY GENERAL UNSECURED CLAIMS EITHER TO ACCEPT OR REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

        - IF YOU ACQUIRED BENEFICIAL OWNERSHIP OF YOUR SUBSIDIARY GENERAL UNSECURED CLAIMS AFTER THE JUNE 10, 2002 RECORD DATE, IN ORDER TO VOTE ON THE PLAN YOU MUST SUBMIT WITH YOUR BALLOT A PROXY FROM THE BENEFICIAL OWNER AS OF THE JUNE 10, 2002 RECORD DATE IN WHICH SUCH BENEFICIAL OWNER CERTIFIES THAT HE, SHE, OR IT WAS THE BENEFICIAL OWNER OF THE SUBSIDIARY GENERAL UNSECURED CLAIMS ON JUNE 10, 2002, THAT SUCH BENEFICIAL OWNER HAS NOT ALREADY VOTED ON THE PLAN AND THAT SUCH BENEFICIAL OWNER IS AUTHORIZING YOU TO VOTE ON THE PLAN. IF YOU HAVE ANY QUESTIONS WITH RESPECT TO THE FORM OF PROXY REQUIRED OR ANY MATTER RELATED THERETO, PLEASE CONTACT THE INFORMATION AGENT.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE INFORMATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE VOTING DEADLINE.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO AN AGENT OR OTHER NOMINEE YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE INFORMATION AGENT BY THE VOTING DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

        - IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PLAN, PLEASE CALL:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033


                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245


        PLEASE NOTE: This Ballot shall not constitute or be deemed a proof of claim, equity interest or an assertion of a claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan.

                                    EXHIBIT D
                                    (BALLOT)

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
          OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN
                      THE MATERIAL MAILED WITH THIS BALLOT

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              )       CHAPTER 11
METROCALL, INC., et al.,(1)         )       Case No. 02-11579 (RB)

Debtors.                            )       Jointly Administered



       BALLOT FOR HOLDERS OF GENERAL UNSECURED CLAIMS TO ACCEPT OR REJECT
        PROPOSED JOINT PLAN OF REORGANIZATION OF METROCALL, INC., ET AL.
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                        (METROCALL, INC. CLASS 4 CLAIMS)
                           RECORD DATE: JUNE, 10, 2002


                                    IMPORTANT

VOTING DEADLINE: 5:00 P.M., EASTERN TIME ON AUGUST 29, 2002.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.
This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.


        PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR AGENT OR OTHER NOMINEE, MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE VOTING DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED BY YOUR AGENT OR OTHER NOMINEE TO THE INFORMATION AGENT BEFORE THE VOTING DEADLINE.

                If you are a beneficial owner of Metrocall, Inc. General Unsecured Claims (the "Metrocall, Inc. General Unsecured Claims") issued by METROCALL, INC. please use this Ballot to cast your vote to accept or reject the Proposed Joint Plan of Reorganization Of Metrocall, Inc. et al. (the "Plan") which is being proposed by METROCALL, INC., ET AL. The Plan is Exhibit A to the First Amended Disclosure Statement With Respect To Joint Reorganization Plan Of Metrocall, Inc. et al., dated June 17, 2002 (the "Disclosure Statement"), which accompanies this Ballot. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by holders of two-thirds in amount and more than one-half in number of Metrocall, Inc. General Unsecured Claims

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries McCaw RCC Communications, Inc., MSI, Inc., Mobilfone Service, L.P., Advanced Nationwide Message Corporation and Metrocall USA, Inc.

that vote on the Plan and if it otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        TO HAVE YOUR VOTE COUNT, THIS BALLOT MUST BE COMPLETED AND RETURNED TO YOUR AGENT OR OTHER NOMINEE SO THAT IT IS RECEIVED BY THE INFORMATION AGENT, AT THE ADDRESS INDICATED ON THE ENCLOSED RETURN ENVELOPE BY THE VOTING DEADLINE. PLEASE SEE THE "INSTRUCTIONS FOR COMPLETING THE BALLOT" BELOW FOR ADDITIONAL INFORMATION.

        The Debtors reserve the right to amend the Plan. Amendments to the Plan that do not materially and adversely affect the treatment of holders of Metrocall, Inc. General Unsecured Claims may be approved by the Bankruptcy Court at the confirmation hearing without the necessity of re-soliciting votes of holders of Metrocall, Inc. General Unsecured Claims. If re-solicitation is required, the Debtors will furnish new Ballots to be used to accept or reject the Plan, as amended.

        PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE BALLOT BEFORE COMPLETING THE BALLOT:

ITEM 1. PRINCIPAL AMOUNT OF GENERAL UNSECURED CLAIMS VOTED. The undersigned certifies that as of June 10, 2002 the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of the Metrocall, Inc. General Unsecured Claims in the following aggregate unpaid principal amount (insert amount in the box below).

----------------------------------------------------------------------
Name of Creditor                   Amount of Claim as of Record Date

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------

ITEM 2. The beneficial owner of the aggregate amount of Metrocall, Inc. General Unsecured Claims set forth in Item 1 votes with respect to the proposed treatment of its Claim against the Debtors as follows (check one box only):

        [ ] to ACCEPT the Plan        [ ] to REJECT the Plan

ITEM 3. By returning this Ballot, the undersigned certifies and/or acknowledges that:

            1. the beneficial owner of the Metrocall, Inc. General Unsecured Claims set forth in Item 1 above has been provided with a copy of the Disclosure Statement, including the Plan;

            2. the beneficial owner of the Metrocall, Inc. General Unsecured Claims set forth in Item 1 above has full power and authority to vote to accept or reject the Plan;

            3. the beneficial owner of the Metrocall, Inc. General Unsecured Claims set forth in Item 1 above has voted to accept or reject the Plan as set forth in Item 2 above;

            4. this Ballot has been executed on behalf of a single beneficial owner of the Metrocall, Inc. General Unsecured Claims set forth in Item 1;

            5. this solicitation of Plan acceptances is subject to all the terms and conditions set forth in the Disclosure Statement and the Plan; and

            6. the beneficial owner of the Metrocall, Inc. General Unsecured Claims set forth in Item 1 above has voted all of his, her or its Metrocall, Inc. General Unsecured Claims either to accept or reject the Plan and each of such beneficial owner's Metrocall Inc. General Unsecured Claims has been voted only once.

ITEM 4. By signing and returning this Ballot, the undersigned certifies that (i) this Ballot has been executed on behalf of a single entity or individual and (ii) the undersigned has full power and authority to execute this Ballot on behalf of such entity or individual:

        Name:
             -------------------------------------------------------------------
               (print or type)

        Social Security or Federal Tax I.D. No.:
                                                --------------------------------
                                                     (optional)

        Signature: X
                   -------------------------------------------------------------

        By:
           ---------------------------------------------------------------------
             (if appropriate)

        Title:
              ------------------------------------------------------------------
               (if appropriate)

        Street Address:
                       ---------------------------------------------------------

        City, State, Zip Code:
                              --------------------------------------------------

        Telephone Number: (   )
                               -------------------------------------------------

        Date Completed:
                       ---------------------------------------------------------

        THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ALL BALLOTS MUST BE RECEIVED BY THE VOTING DEADLINE. IF YOU MUST RETURN YOUR BALLOT TO YOUR AGENT OR OTHER NOMINEE, PLEASE LEAVE ENOUGH TIME TO RECEIVE AND PROCESS YOUR VOTE.

        THE INFORMATION AGENT IS:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033

                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote pursuant to the provisions of chapter 11 of the Bankruptcy Code with respect to the Plan referred to in the Disclosure Statement. Please review the Disclosure Statement in its entirety, including the exhibits thereto, before you vote.

INSTRUCTIONS: PLEASE COMPLETE THIS BALLOT AS FOLLOWS:

        (a) complete Item 1 (if not already filled out by your nominee) with the understanding that the information provided by you will be used for the tabulation of votes on the Plan, except to the extent that the official records of the Debtors or your nominee differ from the amount indicated by you;

        (b) vote to accept or reject the Plan by checking the appropriate box in
Item 2;

        (c) review the acknowledgment set forth in Item 3;

        (d) review the certification and provide the information required in
Item 4;

        (e) date this Ballot, and provide your address if it does not appear on the Ballot. By returning this Ballot you are voting all of your Metrocall, Inc. General Unsecured Claims described in Item 1 with respect to the Plan;

        (f) please use additional sheets of paper if additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item on the Ballot);

        (g) if you are completing this Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing, and provide proof of your authorization to so sign; and

        (h) return your ballot as indicated below:

            (1) if your bank, broker, proxy intermediary or other nominee has
                "pre-validated" this Ballot by signing the Ballot and indicating thereon, its name as record holder of your Metrocall, Inc. General Unsecured Claims: return this pre-validated Ballot in the enclosed return envelope to the Information Agent SO THAT IT IS RECEIVED BY THE INFORMATION AGENT BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED; or

            (2) if your broker, bank, proxy intermediary or other nominee has
                NOT "pre-validated" this Ballot: SIGN this Ballot and return it in the enclosed return envelope EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR AGENT OR OTHER NOMINEE AND THEN FORWARDED TO THE INFORMATION AGENT SO THAT IT IS RECEIVED BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT THAT IS EXECUTED BUT THAT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

        - YOU MUST VOTE ALL YOUR METROCALL, INC. GENERAL UNSECURED CLAIMS EITHER TO ACCEPT OR REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

        - IF YOU ACQUIRED BENEFICIAL OWNERSHIP OF YOUR METROCALL, INC. GENERAL UNSECURED CLAIMS AFTER THE JUNE 10, 2002 RECORD DATE, IN ORDER TO VOTE ON THE PLAN YOU MUST SUBMIT WITH YOUR BALLOT A PROXY FROM THE BENEFICIAL OWNER AS OF THE JUNE 10, 2002 RECORD DATE IN WHICH SUCH BENEFICIAL OWNER CERTIFIES THAT HE, SHE, OR IT WAS THE BENEFICIAL OWNER OF THE METROCALL, INC. GENERAL UNSECURED CLAIMS ON JUNE 10, 2002, THAT SUCH BENEFICIAL OWNER HAS NOT ALREADY VOTED ON THE PLAN AND THAT SUCH BENEFICIAL OWNER IS AUTHORIZING YOU TO VOTE ON THE PLAN. IF YOU HAVE ANY QUESTIONS WITH RESPECT TO THE FORM OF PROXY REQUIRED OR ANY MATTER RELATED THERETO, PLEASE CONTACT THE INFORMATION AGENT.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE INFORMATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE VOTING DEADLINE.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO AN AGENT OR OTHER NOMINEE YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE INFORMATION AGENT BY THE VOTING DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

        - IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PLAN, PLEASE CALL:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033


                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245

Please Note:

        This Ballot shall not constitute or be deemed a proof of claim, equity interest or an assertion of a claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan.

                                    EXHIBIT D
                                    (BALLOT)

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR ADVICE,
          OR TO MAKE ANY REPRESENTATION, OTHER THAN WHAT IS INCLUDED IN
                      THE MATERIAL MAILED WITH THIS BALLOT

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                              )       CHAPTER 11
METROCALL, INC., et al.,(1)         )       Case No. 02-11579 (RB)

Debtors.                            )       Jointly Administered



 BALLOT FOR HOLDERS OF CONVENIENCE UNSECURED CLAIMS TO ACCEPT OR REJECT PROPOSED
             JOINT PLAN OF REORGANIZATION OF METROCALL, INC., ET AL.
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                  (METROCALL, INC. CLASS 5 CONVENIENCE CLAIMS)
                           RECORD DATE: June, 10, 2002


                                    IMPORTANT

VOTING DEADLINE: 5:00 P.M., EASTERN TIME ON AUGUST 29,  2002.
REVIEW THE ACCOMPANYING DISCLOSURE STATEMENT FOR THE PLAN.
BALLOTS WILL NOT BE ACCEPTED BY FACSIMILE TRANSMISSION.
This Ballot is not a letter of transmittal and may not be used for any purpose other than to cast votes to accept or reject the Plan.


        PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE ENCLOSED RETURN ENVELOPE IS ADDRESSED TO YOUR AGENT OR OTHER NOMINEE, MAIL YOUR BALLOT SUFFICIENTLY IN ADVANCE OF THE VOTING DEADLINE SO THAT IT MAY BE PROCESSED AND FORWARDED BY YOUR AGENT OR OTHER NOMINEE TO THE INFORMATION AGENT BEFORE THE VOTING DEADLINE.

                If you are a beneficial owner of CONVENIENCE UNSECURED CLAIMS (the "Convenience Unsecured Claims") issued by METROCALL, INC., please use this Ballot to cast your vote to accept or reject the Proposed Joint Plan of Reorganization Of Metrocall, Inc. et al. (the "Plan") which is being proposed by METROCALL, INC., ET AL. The Plan is Exhibit A to the First Amended Disclosure Statement With Respect To Joint Reorganization Plan Of Metrocall, Inc. et al., dated June 17, 2002 (the "Disclosure Statement"), which accompanies this Ballot. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan. The Plan can be confirmed by the Bankruptcy Court and thereby made binding upon you if it is accepted by holders of two-thirds in amount and more than one-half in number of Convenience Unsecured Claims that vote

----------
(1) The Debtors are Metrocall, Inc. and its direct and indirect wholly-owned subsidiaries McCaw RCC Communications, Inc., MSI, Inc., Mobilfone Service, L.P., Advanced Nationwide Message Corporation and Metrocall USA, Inc.

on the Plan and if it otherwise satisfies the requirements of Section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the class or classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code.

        TO HAVE YOUR VOTE COUNT, THIS BALLOT MUST BE COMPLETED AND RETURNED TO YOUR AGENT OR OTHER NOMINEE SO THAT IT IS RECEIVED BY THE INFORMATION AGENT, AT THE ADDRESS INDICATED ON THE ENCLOSED RETURN ENVELOPE BY THE VOTING DEADLINE. PLEASE SEE THE "INSTRUCTIONS FOR COMPLETING THE BALLOT" BELOW FOR ADDITIONAL INFORMATION.

        The Debtors reserve the right to amend the Plan. Amendments to the Plan that do not materially and adversely affect the treatment of holders of Convenience Unsecured Claims may be approved by the Bankruptcy Court at the confirmation hearing without the necessity of re-soliciting votes of holders of Convenience Unsecured Claims. If re-solicitation is required, the Debtors will furnish new Ballots to be used to accept or reject the Plan, as amended.

        PLEASE READ THE ATTACHED INSTRUCTIONS FOR COMPLETING THE BALLOT BEFORE COMPLETING THE BALLOT:

ITEM 1. PRINCIPAL AMOUNT OF CONVENIENCE UNSECURED CLAIMS VOTED. The undersigned certifies that as of June 10, 2002 the undersigned was either the beneficial owner, or the nominee of a beneficial owner, of the Convenience Unsecured Claims in the following aggregate unpaid principal amount (insert amount in the box below).

----------------------------------------------------------------------
Name of Creditor                   Amount of Claim as of Record Date

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------
                                   $

----------------------------------------------------------------------

ITEM 2. The beneficial owner of the aggregate amount of Convenience Unsecured Claims set forth in Item 1 votes with respect to the proposed treatment of its Claim against the Debtors as follows (check one box only):

        [ ] to ACCEPT the Plan        [ ] to REJECT the Plan

ITEM 3. By returning this Ballot, the undersigned certifies and/or acknowledges that:

            1. the beneficial owner of the Convenience Unsecured Claims set forth in Item 1 above has been provided with a copy of the Disclosure Statement, including the Plan;

            2. the beneficial owner of the Convenience Unsecured Claims set forth in Item 1 above has full power and authority to vote to accept or reject the Plan;

            3. the beneficial owner of the Convenience Unsecured Claims set forth in Item 1 above has voted to accept or reject the Plan as set forth in Item 2 above;

            4. this Ballot has been executed on behalf of a single beneficial owner of the Convenience Unsecured Claims set forth in Item 1;

            5. this solicitation of Plan acceptances is subject to all the terms and conditions set forth in the Disclosure Statement and the Plan; and

            6. the beneficial owner of the Convenience Unsecured Claims set forth in Item 1 above has voted all of his, her or its Convenience Unsecured Claims either to accept or reject the Plan and each of such beneficial owner's Convenience Unsecured Claims has been voted only once.

ITEM 4. By signing and returning this Ballot, the undersigned certifies that (i) this Ballot has been executed on behalf of a single entity or individual and (ii) the undersigned has full power and authority to execute this Ballot on behalf of such entity or individual:

        Name:
             -------------------------------------------------------------------
               (print or type)

        Social Security or Federal Tax I.D. No.:
                                                --------------------------------
                                                     (optional)

        Signature: X
                   -------------------------------------------------------------

        By:
           ---------------------------------------------------------------------
             (if appropriate)

        Title:
              ------------------------------------------------------------------
               (if appropriate)

        Street Address:
                       ---------------------------------------------------------

        City, State, Zip Code:
                              --------------------------------------------------

        Telephone Number: (   )
                               -------------------------------------------------

        Date Completed:
                       ---------------------------------------------------------

        THE VOTING DEADLINE IS 5:00 P.M., EASTERN STANDARD TIME, ON _________ ____, 2002. ALL BALLOTS MUST BE RECEIVED BY THE VOTING DEADLINE. IF YOU MUST RETURN YOUR BALLOT TO YOUR AGENT OR OTHER NOMINEE, PLEASE LEAVE ENOUGH TIME TO RECEIVE AND PROCESS YOUR VOTE.

        THE INFORMATION AGENT IS:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033

                             OR BY HAND DELIVERY TO:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245

                     INSTRUCTIONS FOR COMPLETING THE BALLOT

        The Debtors are soliciting your vote pursuant to the provisions of chapter 11 of the Bankruptcy Code with respect to the Plan referred to in the Disclosure Statement. Please review the Disclosure Statement in its entirety, including the exhibits thereto, before you vote.

INSTRUCTIONS: PLEASE COMPLETE THIS BALLOT AS FOLLOWS:

        (a) complete Item 1 (if not already filled out by your nominee) with the understanding that the information provided by you will be used for the tabulation of votes on the Plan, except to the extent that the official records of the Debtors or your nominee differ from the amount indicated by you;

        (b) vote to accept or reject the Plan by checking the appropriate box in
Item 2;

        (c) review the acknowledgment set forth in Item 3;

        (d) review the certification and provide the information required in
Item 4;

        (e) date this Ballot, and provide your address if it does not appear on the Ballot. By returning this Ballot you are voting all of your Convenience Unsecured Claims described in Item 1 with respect to the Plan;

        (f) please use additional sheets of paper if additional space is required to respond to any item on the Ballot (clearly marked to indicate the applicable item on the Ballot);

        (g) if you are completing this Ballot on behalf of another entity, indicate your relationship with such entity and the capacity in which you are signing, and provide proof of your authorization to so sign; and

        (h) return your ballot as indicated below:

            (1) if your bank, broker, proxy intermediary or other nominee has
                "pre-validated" this Ballot by signing the Ballot and indicating thereon, its name as record holder of your Convenience Unsecured
                Claims: return this pre-validated Ballot in the enclosed return envelope to the Information Agent SO THAT IT IS RECEIVED BY THE INFORMATION AGENT BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT WHICH IS EXECUTED BUT WHICH DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED; or

            (2) if your broker, bank, proxy intermediary or other nominee has
                NOT "pre-validated" this Ballot: SIGN this Ballot and return it in the enclosed return envelope EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED BY YOUR AGENT OR OTHER NOMINEE AND THEN FORWARDED TO THE INFORMATION AGENT SO THAT IT IS RECEIVED BY 5:00 P.M., EASTERN STANDARD TIME, ON AUGUST 29, 2002. ANY BALLOT THAT IS EXECUTED BUT THAT DOES NOT INDICATE AN ACCEPTANCE OR REJECTION OF THE PLAN WILL NOT BE COUNTED.

        - YOU MUST VOTE ALL YOUR CONVENIENCE UNSECURED CLAIMS EITHER TO ACCEPT OR REJECT THE PLAN AND YOU MAY NOT SPLIT YOUR VOTE.

        - IF YOU ACQUIRED BENEFICIAL OWNERSHIP OF YOUR CONVENIENCE UNSECURED CLAIMS AFTER THE JUNE 10, 2002 RECORD DATE, IN ORDER TO VOTE ON THE PLAN YOU MUST SUBMIT WITH YOUR BALLOT A PROXY FROM THE BENEFICIAL OWNER AS OF THE JUNE 10, 2002 RECORD DATE IN WHICH SUCH BENEFICIAL OWNER CERTIFIES THAT HE, SHE, OR IT WAS THE BENEFICIAL OWNER OF THE CONVENIENCE UNSECURED CLAIMS ON JUNE 10, 2002, THAT SUCH BENEFICIAL OWNER HAS NOT ALREADY VOTED ON THE PLAN AND THAT SUCH BENEFICIAL OWNER IS AUTHORIZING YOU TO VOTE ON THE PLAN. IF YOU HAVE ANY QUESTIONS WITH RESPECT TO THE FORM OF PROXY REQUIRED OR ANY MATTER RELATED THERETO, PLEASE CONTACT THE INFORMATION AGENT.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED DIRECTLY TO THE INFORMATION AGENT, PLEASE MAIL YOUR BALLOT SO THAT IT WILL BE RECEIVED BY THE VOTING DEADLINE.

        - IF YOU RECEIVED A RETURN ENVELOPE ADDRESSED TO AN AGENT OR OTHER NOMINEE YOU MUST RETURN YOUR BALLOT EARLY ENOUGH FOR YOUR VOTE TO BE PROCESSED AND THEN FORWARDED TO THE INFORMATION AGENT BY THE VOTING DEADLINE. PLEASE ALLOW ADDITIONAL TIME.

        - IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, OR IF YOU NEED A BALLOT OR ADDITIONAL COPIES OF THE DISCLOSURE STATEMENT OR OTHER ENCLOSED MATERIAL, INCLUDING THE PLAN, PLEASE CALL:

                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                                   PO BOX 1033
                            EL SEGUNDO, CA 90245-1033

                             OR BY HAND DELIVERY TO:
                        BANKRUPTCY MANAGEMENT CORPORATION
                  SOLICITATION AGENT FOR METROCALL, INC, ET AL
                             1330 E. FRANKLIN AVENUE
                              EL SEGUNDO, CA 90245

Please Note:

        This Ballot shall not constitute or be deemed a proof of claim, equity interest or an assertion of a claim or equity interest.

No fees, commissions, or other remuneration will be payable to any broker, dealer, or other person for soliciting votes on the Plan.